EXHIBIT 2.3
           30 DAY CHALLENGE BUSINESS AND ASSETS ACQUISITION AGREEMENT

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30 DAY CHALLENGE BUSINESS AND ASSETS ACQUISITION AGREEMENT





30DC, INC.


and


Marillion Partnership


and


Edward Wells Dale










HWL EBSWORTH
        LAWYERS

Level 14, Australia Square
264-278 George Street
SYDNEY  NSW  2000
DX 129 SYDNEY
ABN 37 246 549 189
Tel:     (02) 9334 8555
Fax:     1300 369 656

WWW.HWLEBSWORTH.COM.AU
Ref:     PJS:SS:164845


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                                TABLE OF CONTENTS


1.  DEFINITIONS AND INTERPRETATION.............................................1

    1.1      DEFINITIONS.......................................................1
    1.2      INTERPRETATION....................................................6
    1.3      BUSINESS DAY AND DAY..............................................7
    1.4      JOINT AND SEVERAL LIABILITY.......................................8

2.  SALE AND PURCHASE..........................................................8

    2.1      SALE..............................................................8
    2.2      FREE FROM ENCUMBRANCES............................................8
    2.3      CONSIDERATION.....................................................8

3.  COMPLETION.................................................................8

    3.1      TIME AND PLACE....................................................8
    3.2      TITLE AND RISK....................................................8
    3.3      DELIVERY OF BUSINESS..............................................9
    3.4      COMPLETION OBLIGATIONS OF THE COMPANY.............................9
    3.5      VENDORS' OBLIGATIONS AT COMPLETION................................9
    3.6      ASSIGNMENT OF 30 DAY CHALLENGE BUSINESS INTELLECTUAL PROPERTY....10
    3.7      COMPLETION ACTIONS ARE SIMULTANEOUS..............................10

4.  PERIOD AFTER COMPLETION...................................................10

    4.1      CARRYING ON OF BUSINESS..........................................10
    4.2      DOCUMENTS TO BE AVAILABLE AFTER COMPLETION.......................11
    4.3      PAYMENTS BELONGING TO THE COMPANY................................11

5.  ADJUSTMENTS...............................................................11

6.  CONTRACTS AND APPROVALS...................................................11

    6.1      GENERALLY........................................................11
    6.2      NOVATION OR ASSIGNMENT...........................................11
    6.3      FAILED ASSIGNMENT OR NOVATION....................................12
    6.4      INDEMNITY FROM THE VENDORS.......................................12

7.  ASSUMED LIABILITIES.......................................................12

    7.1      ASSUMPTION OF ASSUMED LIABILITIES................................12
    7.2      DEBTS AND LIABILITIES OWING BY THE VENDORS.......................12

8.  WARRANTIES................................................................13

    8.1      GIVING OF WARRANTIES.............................................13
    8.2      INVESTIGATION BY THE VENDORS.....................................13
    8.3      INVESTIGATION BY THE COMPANY.....................................13
    8.4      INDEPENDENT WARRANTIES...........................................13
    8.5      INDEMNITY BY THE VENDORS.........................................14
    8.6      INDEMNITY BY THE COMPANY.........................................14

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    8.7      RELIANCE.........................................................14
    8.8      NON-MERGER AND SURVIVAL OF WARRANTIES............................14
    8.9      CONTINUING VENDORS' INDEMNITIES AND SURVIVAL OF INDEMNITIES......14
    8.10     LIMITATION OF LIABILITY UNDER THE VENDOR WARRANTIES..............15
    8.11     CONTINUING COMPANY INDEMNITIES AND SURVIVAL OF INDEMNITIES.......15
    8.12     LIMITATION OF LIABILITY UNDER THE COMPANY WARRANTIES.............15
    8.13     BREACH OF WARRANTY...............................................15
    8.14     WARRANTIES LIMITED BY EXTENT OF KNOWLEDGE........................15

9.  LIMITATION OF LIABILITY...................................................16

    9.1      NO LIABILITY - COMPANY...........................................16
    9.2      NO LIABILITY - VENDORS...........................................16
    9.3      MINIMUM AMOUNT OF CLAIMS.........................................16
    9.4      MAXIMUM LIABILITY FOR CLAIMS.....................................17
    9.5      REIMBURSEMENT FOR AMOUNTS RECOVERED..............................17
    9.6      THIRD PARTY CLAIMS...............................................17
    9.7      NON-EXCLUDABLE TERMS.............................................17

10. TAX LIABILITY.............................................................18

    10.1     VENDORS MUST CO-OPERATE..........................................18
    10.2     PAYMENT OF TAX...................................................18

11. RECORDS...................................................................18

12. RESTRAINT.................................................................18

    12.1     DEFINITION.......................................................18
    12.2     UNDERTAKINGS BY THE VENDORS......................................18
    12.3     SEPARATE UNDERTAKINGS............................................19
    12.4     VALUE OF THE 30 DAY CHALLENGE BUSINESS...........................19
    12.5     LEGAL ADVICE.....................................................19
    12.6     INJUNCTION.......................................................19
    12.7     SURVIVAL OF OBLIGATIONS..........................................19

13. ANNOUNCEMENTS.............................................................20

    13.1     LEGAL REQUIREMENTS...............................................20
    13.2     DISCLOSURE TO OFFICERS AND PROFESSIONAL ADVISERS.................20
    13.3     FURTHER PUBLICITY................................................20

14. DUTIES, COSTS AND EXPENSES................................................20

    14.1     DUTIES...........................................................20
    14.2     COSTS AND EXPENSES...............................................20
    14.3     COSTS OF PERFORMANCE.............................................20

15. NOTICES...................................................................20


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16. GENERAL...................................................................22

    16.1     GOVERNING LAW AND JURISDICTION...................................22
    16.2     AMENDMENT........................................................22
    16.3     WAIVER...........................................................22
    16.4     EXERCISE OF A RIGHT..............................................22
    16.5     ASSIGNMENT.......................................................22
    16.6     SEVERANCE........................................................22
    16.7     COUNTERPARTS.....................................................23
    16.8     NO MERGER........................................................23
    16.9     CONSENT..........................................................23
    16.10    SURVIVAL OF INDEMNITIES..........................................23
    16.11    ENTIRE AGREEMENT.................................................23
    16.12    EXTENT THAT THE LAW PERMITS......................................23
    16.13    POWER OF ATTORNEY................................................24
    16.14    CUMULATIVE RIGHTS................................................24
    16.15    FURTHER ASSURANCES...............................................24
    16.16    CONFIDENTIALITY..................................................24
    16.17    ENFORCEMENT OF INDEMNITIES.......................................25
    16.18    SPECIFIC PERFORMANCE.............................................25
    16.19    KNOWLEDGE OF THE WARRANTOR.......................................25
    16.20    TIME OF THE ESSENCE..............................................25
    16.21    INCONSISTENCY....................................................25

SCHEDULE 1 COMPANY WARRANTIES.................................................26

SCHEDULE 2 VENDOR WARRANTIES..................................................30

SCHEDULE 3 30 DAY CHALLENGE INTELLECTUAL PROPERTY.............................43

SCHEDULE 4 INTERNET PRODUCTS..................................................44

SCHEDULE 5 DISCLOSURE STATEMENT...............................................45

SCHEDULE 6 CUSTOMER LISTS.....................................................46

SCHEDULE 7 ASSUMED LIABILITIES................................................47

SCHEDULE 8 CONTRACTS..........................................................48

ANNEXURE A ACCOUNTS...........................................................50

ANNEXURE B ED DALE EXECUTIVE SERVICES AGREEMENT...............................51


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30 DAY CHALLENGE BUSINESS AND ASSETS ACQUISITION AGREEMENT          HWL EBSWORTH
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30 DAY CHALLENGE BUSINESS AND ASSETS ACQUISITION AGREEMENT


DATE                       July 2010
--------------------------

PARTIES
--------------------------

                           30DC, INC. of 69 Ardmillan Road,
                           Moonee Ponds, Victoria, Australia

                                                                       (COMPANY)

                           MARILLION PARTNERSHIP of 69 Ardmillan Road
                           Moonee Ponds, Victoria, Australia


                                                                     (MARILLION)

                           EDWARD WELLS DALE of 69 Ardmillan Road
                           Moonee Ponds, Victoria, Australia

                                                                          (DALE)


                    (Marillion and Dale are together referred to as the VENDORS)


BACKGROUND
--------------------------
A.
                           The Vendors own the Business Assets and carry on the 30 Day Challenge Business.
B.
                           The Company was incorporated in Delaware, United States of America on October 17, 2008 for the purpose of acquiring and developing successful internet-related marketing products, services and technology businesses.
C.
                           Pursuant to the Overarching Deed of Agreement entered into by the Company, the WCCL Shareholders (as defined below), WCCL (as defined below), Raine (as defined below) and the Vendors on or about 14 November 2008, the Company agreed to acquire the 30 Day Challenge Business and the Business Assets from the Vendors in accordance with the terms and conditions of the Overarching Deed of Agreement and this Agreement.
D.
                           The Vendors agree to sell and the Company agrees to purchase the 30 Day Challenge Business and the Business Assets in consideration for the issue by the Company of 2,820,000 Shares on Completion to the Vendors or their nominees on the terms and conditions of this Agreement.

                           -----------------------------------------------------

AGREEMENT

1.       DEFINITIONS AND INTERPRETATION
--------------------------------------------------------------------------------

1.1      DEFINITIONS

         In this Agreement, unless the context requires otherwise:

         30 DAY CHALLENGE BUSINESS means the internet marketing business and educational program owned and operated by the Vendors;
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30 DAY CHALLENGE BUSINESS AND ASSETS ACQUISITION AGREEMENT          HWL EBSWORTH
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         30 DAY CHALLENGE BUSINESS  INTELLECTUAL PROPERTY means the Intellectual
         Property  Rights  set  out in  Schedule  3 and any  other  Intellectual
         Property Rights owned by the Vendors and relating to the 30 Day Challenge Business;

         30 DAY CHALLENGE BUSINESS NAMES means the registered and unregistered business names listed in Item 1 Schedule 3;

         ACCOUNTING STANDARDS means:

         (a)      in  relation  to  the  Company,   the  applicable   accounting
                  standards and practices required under the applicable Legislation of the State of Delaware, United States of America and, to the extent none are applicable, in accordance with accounting principles and practices generally accepted in the United States of America; and

         (b)      in  relation  to  the  Vendors,   the  applicable   accounting
                  standards set by the Australian Accounting Standards Board as amended from time to time;

         ACCOUNTS means the unaudited balance sheet, income statement and statement of cashflow of the 30 Day Challenge Business as at the Accounts Date and the unaudited statement of financial performance of the 30 Day Challenge Business for the financial year ending on the Accounts Date, set out in Annexure A;

         ACCOUNTS DATE means 30 June 2010;

         AGREEMENT means this agreement, the Schedules and Annexures attached to this agreement and any document or documents supplemental to this agreement;

         APPROVALS   means   the   permits,   licences,   consents   and   other
         authorisations relating to the 30 Day Challenge Business;

         ASSUMED LIABILITIES means the Trade Creditors;

         BUSINESS ASSETS means all the assets owned by the Vendors including:

         (a)      the Goodwill;

         (b)      the Internet Products;

         (c)      the 30 Day Challenge Business Intellectual Property;

         (d)      the 30 Day Challenge Business Names;

         (e)      the custom of the customers described in the Customer Lists;

         (f)      the Records;

         (g)      the benefit of the Contracts;

         (h)      the benefit of the Supply Agreements;

         (i)      the benefit of the Approvals;

         (j)      the Trade Debtors; and

         (k) all other tangible or intangible assets owned and used by the Vendors in the 30 Day Challenge Business,

         BUSINESS DAY means a day on which banks are open for business in Delaware, United States of America, but excluding any Saturday or Sunday;

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30 DAY CHALLENGE BUSINESS AND ASSETS ACQUISITION AGREEMENT          HWL EBSWORTH
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         CASH  means the cash at bank on  deposit  or at hand of the  Vendors in respect of the 30 Day Challenge Business and other amounts constituting cash within the meaning of the Accounting Standards as at the date of this Agreement;

         CLAIM means any allegation, debt, cause of action, Liability, claim, proceeding, suit or demand of any nature howsoever arising and whether present or future, fixed or unascertained, actual or contingent, whether at Law, in equity, under statute or otherwise;

         COMPANY WARRANTY means each of the representations and warranties made by the Company listed in Schedule 1 and COMPANY WARRANTIES means any two or more of them;

         COMPLETION means the completion of the sale and purchase of the 30 Day Challenge Business and the Business Assets, the issue and allotment of the Issue Shares and the other steps required under clause 3;

         COMPLETION DATE means 1 August 2010, or such other date that the parties agree in writing;

         CONFIDENTIAL INFORMATION means:

         (a)      a  trade  secret,   information,   idea,  concept,   know-how,
                  technology, process and knowledge which is confidential or of a sensitive nature; but

         (b)      it does not include:

                  (i)      anything in the public domain; or

                  (ii)     anything   known  to  the  recipient   party  of  the
                           confidential information before this Agreement is executed;

         CONTRACTS means the agreements, tenders, quotations and orders in respect of the 30 Day Challenge Business to which any of the Vendors is a party and that are wholly or partly to be performed after Completion;

         CUSTOMER LISTS means the lists of all of the customers of the Vendors including without limitation, the list of customers set out in Schedule 6;

         DISCLOSURE STATEMENT is the statement set out in Schedule 5;

         DOMAIN NAMES means the domain names listed in Item 4 Schedule 3;

         DUTY means any stamp, transaction or registration duty or similar charge imposed by any Government Agency and includes, but is not limited to, any interest, fine, penalty, charge or other amount imposed in respect of the above but excludes any Tax;

         ED DALE EXECUTIVE SERVICES AGREEMENT means the executive services agreement between the Company and Dale to be executed prior to or on the Completion Date, a copy of which is attached to this Agreement as Annexure B;

         ENCUMBRANCE means an encumbrance or Security Interest, including but not limited to a mortgage, a fixed charge, a floating charge, a pledge, lien, conditional sale agreement, hire or hire purchase agreement, option, restriction as to transfer, use or possession, easement, or a subordination to a right of a person;

         GOODWILL means the goodwill of the Vendors in and attaching to the 30 Day Challenge Business;

         GOVERNMENT AGENCY means any government or governmental, administrative, monetary, fiscal or judicial body, department, commission, authority, tribunal, agency or entity in any part of the world;

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30 DAY CHALLENGE BUSINESS AND ASSETS ACQUISITION AGREEMENT          HWL EBSWORTH
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         IMMEDIATE  EDGE  BUSINESS  means  the  online  education  and  training business in internet marketing and small business start up, owned and operated by Raine;

         INSOLVENCY EVENT in respect of a party means:

         (a) a receiver, receiver and manager, official manager, trustee, administrator or similar official is appointed, or steps are taken by that party for such appointment, over any of the assets or undertakings of that party;

         (b)      that party suspends payment of its debts generally;

         (c) that party is or becomes unable to pay its debts when they are due;

         (d)      that  party   enters  into  or  resolves  to  enter  into  any
                  arrangement, composition or compromise with, or assignment for the benefit of, its creditors or any class of them;

         (e)      that party ceases to carry on business;

         (f) an order is made to place that party under official management or a resolution is passed or any steps are taken to pass a resolution to place that party under official management, and such application or order or steps are not set aside or opposed within a period of 45 Business Days thereafter; or

         (g) an order is made for the winding-up or dissolution of that party or a resolution is passed or any steps are taken by that party to pass a resolution for the winding-up or dissolution of that party otherwise than for the purpose of an amalgamation or reconstruction;

         INTELLECTUAL PROPERTY LICENSE means an agreement under which a person obtains the right to use an Intellectual Property Right which does not give ownership of an Intellectual Property Right;

         INTELLECTUAL PROPERTY RIGHT means:

         (a)      a company name;

         (b)      a business name;

         (c)      a domain name;

         (d)      a trade mark;

         (e)      a logo;

         (f)      a design;

         (g)      copyright;

         (h)      Confidential Information and know-how;

         (i) a patent, a patent application, a discovery, an invention, a registered and unregistered design, a copyright and a similar right; or

         (j)      an Intellectual Property Licence;

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30 DAY CHALLENGE BUSINESS AND ASSETS ACQUISITION AGREEMENT          HWL EBSWORTH
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         INTERNET  PRODUCTS  means the software,  computer  programs and related internet products created by the Vendors for the 30 Day Challenge Business or used in the conduct of the 30 Day Challenge Business, set out in Schedule 4;

         ISSUE SHARES means 2,820,000 Shares;

         LAW includes any requirement of any statute, rule, regulation, proclamation, ordinance or by-law, present or future, and whether state, federal or otherwise of the United States of America or the Commonwealth of Australia;

         LEGISLATION means any Law or industrial or employment award, agreement or instrument of the United States of America or the Commonwealth of Australia;

         LIABILITY means any debt or other monetary liability or penalty, fine or payment or any liabilities (whether actual, contingent or prospective), losses, damages, costs and expenses of whatsoever nature or description including without limitation, any loans;

         LOSS means, with respect to a person, the loss suffered or expense or Liability incurred by the person or the damages or costs to which the person is entitled or an amount payable to the person under an indemnity or otherwise;

         MATERIAL ADVERSE EFFECT means:

         (a) in relation to a Vendor Warranty, a material adverse effect on the financial condition or operations or prospects of the 30 Day Challenge Business taken as a whole (when compared to what the financial condition or operations or prospects of the 30 Day Challenge Business would be if the Vendor Warranty were true); and

         (b) when used in all other cases in relation to the 30 Day Challenge Business, a material adverse effect on the financial conditions, or operations or prospects of the 30 Day Challenge Business taken as a whole.

         For the purposes of this definition, a material adverse effect is deemed to include any reduction in the Net Profits After Tax of the Business of 10% or more;

         NET PROFITS AFTER TAX is to be interpreted in accordance with the Accounting Standards;

         OVERARCHING DEED OF AGREEMENT means the overarching deed of agreement entered into by the Company, the WCCL Shareholders, WCCL, Raine and the Vendors dated on or about 14 November 2008 in respect of the acquisition by the Company of the entire issued capital of WCCL, the 30 Day Challenge Business and the Immediate Edge Business;

         POWER means any right, power, authority, discretion or remedy conferred by this Agreement or any applicable Law;

         RAINE means Dan Raine of 7 Norman Road, Runcorn, Cheshire, WA7 SPE, United Kingdom;

         RECORDS means originals and copies, in machine readable or printed form, of all books, files, manuals, reports, records, correspondence, documents and other material of, relating to or used in connection with, the 30 Day Challenge Business or the Business Assets and includes:

         (a) a minute book, a statutory book and a register, a book of account and a copy of a taxation return and a notice of assessment;

         (b) sales literature, market research reports, brochures and other promotional material (including printing blocks, negatives, sound tracks and associated material);

         (c)      all sales and purchasing records;

         (d)      trading and financial records;

         (e)      lists of all regular suppliers and distributors; and

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30 DAY CHALLENGE BUSINESS AND ASSETS ACQUISITION AGREEMENT          HWL EBSWORTH
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         (f)      the Customer Lists;

         SECURITY INTEREST means an interest or power:

         (a) reserved in or over an interest in any asset including, but not limited to, any retention of title; or

         (b) created or otherwise arising in or over any interest in any asset under a bill of sale, mortgage, charge, lien, pledge, trust or power,

         by way of security for the payment of a debt or any other monetary obligation or the performance of any other obligation and includes, but is not limited to, any agreement to grant or create any of the above;

         SHARE means a fully paid ordinary share in the issued capital of the Company and SHARES means any two or more of them;

         SUPPLY AGREEMENTS means the supply agreements in respect of the 30 Day Challenge Business to which any of the Vendors is a party, details of which are contained in Schedule 8;

         TAX means any tax, levy, charge, impost, duty, fee, deduction, compulsory loan or withholding, which is assessed, levied, imposed or collected by any Government Agency and includes, but is not limited to any interest, fine, penalty, charge, fee or any other amount imposed on, or in respect of any of the above but excludes Duty;

         TRADE CREDITORS means the trade creditors in respect of the supply of goods and services to the 30 Day Challenge Business in the ordinary course which are owing at Completion, as set out in Schedule 7;

         TRADE DEBTORS means the trade debtors of the Vendors in respect of trade debts and other receivables owed to the Vendors at Completion and any notes and securities for them held by the Vendors;

         TRADE MARKS means the registered and unregistered trade marks listed in
         Item 2 Schedule 3;

         VENDOR WARRANTY means each of the representations and warranties made by the Vendors listed in Schedule 2 and VENDOR WARRANTIES means any two or more of them;

         WARRANTY means a Company Warranty or a Vendor Warranty (as the case may be) and WARRANTIES means any two or more of them;

         WCCL means White Cliff Computing Limited (Company Registration Number 03725881) whose registered office is at The Grange, Tursdale, Durham, County Durham, DH6 5NU, United Kingdom; and

         WCCL SHAREHOLDERS means Karl Moore and Patricia Moore.

1.2      INTERPRETATION

         In this Agreement, unless the context requires otherwise:

         (a) a reference to a word includes the singular and the plural of the word and vice versa;

         (b)      a reference to a gender includes any gender,

         (c) if a word or phrase is defined, then other parts of speech and grammatical forms of that word or phrase have a corresponding meaning;

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         (d)      a term which refers to a natural person includes a company,  a partnership, an association, a corporation, a body corporate, a joint venture or a Government Agency;

         (e) headings and bold typing are included for convenience only and do not affect interpretation;

         (f)      a  reference  to a  document  includes  a  reference  to  that
                  document  as  amended,   notated,   supplemented,   varied  or
                  replaced;

         (g) a reference to a thing includes a part of that thing and includes but is not limited to a right;

         (h)      a reference to a part,  clause,  party,  Annexure,  exhibit or
                  Schedule is a reference to an item of that type in this Agreement;

         (i) a reference to this Agreement includes an Annexure, exhibit and a Schedule to this Agreement;

         (j) a reference to a party to the document includes a reference to that party's successors and permitted assigns;

         (k) a reference to a statute or statutory provision includes but is not limited to:

                  (i)      a  statute  or  statutory   provision  which  amends,
                           extends, consolidates or replaces the statute or statutory provision;

                  (ii) a statute or statutory provision which has been amended, extended, consolidated or replaced by the statute or statutory provision; and

                  (iii) subordinate Legislation made under the statute or statutory provision including but not limited to an order, regulation, or instrument;

         (l) a reference to a document is a reference to a document of any kind including but not limited to an agreement in writing, a certificate, a notice, or an instrument;

         (m) a provision of this Agreement is not to be construed against a party solely on the ground that the party is responsible for the preparation of this Agreement or a particular provision;

         (n) a reference to an asset includes all property of any nature including but not limited to a business, a right, a revenue and a benefit;

         (o) a reference to a body which is not a party to this Agreement which ceases to exist or whose power or function is transferred to another body, is a reference to the body which replaces or substantially succeeds to the power or function of the first body;

         (p) a reference as far as each of the Vendors is aware, or words to that effect, in relation to a matter, is to the knowledge each of the Vendors has after making, or would have if it had made, due and careful enquiries in relation to that matter;

         (q) a reference to $, US$, US DOLLARS, DOLLARS or CENTS is a reference to the lawful tender of the United States of America; and

         (r) a reference to GBP is a reference to the lawful tender of the United Kingdom.

1.3      BUSINESS DAY AND DAY

         (a) If this Agreement requires that the day on which a thing must be done is a day which is not a Business Day, then that thing must be done on or by the next Business Day.

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         (b)      If an event  occurs on a day which is not a Business  Day,  or occurs later than 5.00 pm local time at the place that the event occurs, then the event is deemed to have occurred on the next Business Day in the place that the event occurs.

         (c) A reference to a day is a reference to a time period which begins at midnight and ends 24 hours later.

         (d) A reference to a period of time unless specifically written otherwise, excludes the first day of that period.

1.4      JOINT AND SEVERAL LIABILITY

         Despite anything else contained in this Agreement:

         (a) a covenant, representation or warranty by the Vendors binds them jointly and severally; and

         (b) any obligation or Liability of a Vendor or the Vendors applies to the Vendors jointly and severally.

2.       SALE AND PURCHASE
--------------------------------------------------------------------------------

2.1      SALE

         The Vendors agree to sell, and the Company agrees to buy, all of the Vendors' right, title and interest in the Business Assets and the 30 Day Challenge Business at Completion in accordance with the provisions of this Agreement.

2.2      FREE FROM ENCUMBRANCES

         The Business Assets and the 30 Day Challenge Business must be transferred to the Company free and clear of all Encumbrances.

2.3      CONSIDERATION

         In consideration for the Vendors selling the Business Assets and the 30 Day Challenge Business to the Company, the Company must issue the Issue Shares to the Vendors and assume the Assumed Liabilities at Completion.

3.       COMPLETION
--------------------------------------------------------------------------------
3.1      TIME AND PLACE

         Unless the Vendors and the Company agree otherwise, Completion must take place on the Completion Date at a time and location agreed by the parties.

3.2      TITLE AND RISK

         At Completion, title and the risk in and to the 30 Day Challenge Business and the Business Assets will pass from the Vendors to the Company. The Vendors remain the owners of, and bear all risks in connection with, the 30 Day Challenge Business and the Business Assets before Completion.

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30 DAY CHALLENGE BUSINESS AND ASSETS ACQUISITION AGREEMENT          HWL EBSWORTH
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3.3      DELIVERY OF BUSINESS

         At Completion, the Vendors must deliver up possession to and place the Company in control of the 30 Day Challenge Business and the Business Assets in accordance with the terms of this Agreement.

3.4      COMPLETION OBLIGATIONS OF THE COMPANY

         On the Completion Date the Company must:

         (a) issue and allot the Issue Shares to the Vendors or their respective nominees;

         (b) provide a copy of the resolution of the board of directors of the Company authorising the issue of the Issue Shares to the Vendors;

         (c) cause the name and address of the Vendors or their respective nominees to be entered into the register of members of the Company; and

         (d) cause the issue to the Vendors or their respective nominees of a holding statement or share certificate stating that the Vendors or their respective nominees are the holders of the Issue Shares; and

         (e) procure that Ed Dale executes the Ed Dale Executive Services Agreement.

3.5      VENDORS' OBLIGATIONS AT COMPLETION

         At Completion, the Vendors must:

         (a)      deliver to the Company:

                  (i) possession of each Business Asset capable of delivery by possession;

                  (ii) executed instruments of transfer or assignment that are required to vest the Business Assets in the Company to enable the Company to conduct the 30 Day Challenge Business from Completion in all material respects in the same manner as the Vendors conduct the 30 Day Challenge Business prior to Completion;

                  (iii)    evidence   satisfactory   to  the  Company  that  the
                           Business Assets are free from all Encumbrances;

                  (iv) any other document needed to effect registration of the transfer to the Company of any Business Asset under Law;

                  (v) any other document of title that relates to the Business Assets;

                  (vi) executed assignments of rights or novations of the Approvals sufficient to enable the Company without further cost and expense to receive the benefit of the Approvals;

                  (vii) executed assignments of rights or novations of rights and obligations under any Contracts that have been transferred to the Company at Completion in accordance with clause 6;

                  (viii) executed assignments of the Trade Marks in the agreed form sufficient to enable the Company without further cost and expense to become the registered holder or applicant in respect of each Trade Mark;

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30 DAY CHALLENGE BUSINESS AND ASSETS ACQUISITION AGREEMENT          HWL EBSWORTH
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                  (ix)     statements  of change of  persons or  particulars  in
                           respect of each Business Name registration  listed in
                           Item 1 of Schedule 3 in favour of the Company for each place where such a business name is registered to enable the Company without further cost and expense to become the registered holder or applicant in respect of each such Business Name registration;

                  (x) executed assignments in agreed form in respect of each patent or patent application included in the 30 Day Challenge Business Intellectual Property sufficient to enable the Company without further cost and expense to become the registered holder or applicant in respect of each such patent;

                  (xi)     executed  documents  evidencing   completion  of  the
                           actions necessary to transfer the Domain Names sufficient to enable the Company without further cost and expense to become the registered holder of each such Domain Name; and

                  (xii) evidence that all the bank accounts pertaining to the 30 Day Challenge Business are closed on and from Completion;

         (b)      do all other things necessary or desirable to:

                  (i)      transfer  the   unencumbered   legal  and  beneficial
                           ownership of the 30 Day Challenge Business and the Business Assets to the Company;

                  (ii) complete any other transaction contemplated by this Agreement; and

                  (iii) place the Company in effective control of the 30 Day Challenge Business;

         (c)      make available and deliver to the Company:

                  (i)      the Records; and

                  (ii) all other and existing services to the 30 Day Challenge Business and the Business Assets (subject to the consent of the suppliers of those services); and

         (d)      execute the Ed Dale Executive Services Agreement.

3.6      ASSIGNMENT OF 30 DAY CHALLENGE BUSINESS INTELLECTUAL PROPERTY

         With effect from Completion, the Vendors assign the 30 Day Challenge Business Intellectual Property to the Company.

3.7      COMPLETION ACTIONS ARE SIMULTANEOUS

         Completion of the sale and purchase of each Business Asset is dependant on the simultaneous completion of the sale and purchase of every other Business Asset, and all actions required to be performed on Completion are to be taken to have occurred simultaneously on the Completion Date.

4.       PERIOD AFTER COMPLETION
--------------------------------------------------------------------------------

4.1      CARRYING ON OF BUSINESS

         For the 12 months from the Completion Date, the Vendors must (at the Vendors' cost) use their best endeavours to make available to the Company the information and assistance the Company reasonably requires in connection with the 30 Day Challenge Business and the Business Assets.

4.2      DOCUMENTS TO BE AVAILABLE AFTER COMPLETION

         (a) As soon as possible after Completion the Vendors must give the Company all documents and information in respect of the 30 Day Challenge Business that the Company requests and will reasonably need to carry on the 30 Day Challenge Business or to comply with its obligations under this Agreement, including the Records, to the extent not delivered to the Company on Completion.

         (b) The Company must ensure that all Records relating to the period up to Completion are kept for seven years from Completion, and for any purpose gives the Vendors reasonable access during normal business hours to, and free copies of, any of the Records which the Company possesses.

4.3      PAYMENTS BELONGING TO THE COMPANY

         The Vendors must promptly remit to the Company any amount the Vendors receive in any bank account operated by them to the extent it relates to an amount belonging to the Company.

5.       ADJUSTMENTS
--------------------------------------------------------------------------------

         (a) The Vendors are entitled to the income, profits, rights and benefits of the 30 Day Challenge Business and the Business Assets (including the benefit of all Contracts and all payments accrued or due under them, the Cash and any tax refund or tax credit for any period ending on or prior to the date of this Agreement) and liable for all periodic outgoings and expenses up to (but not including) the day on which Completion occurs.

         (b) The Company is entitled to the income, profits, rights and benefits of the 30 Day Challenge Business and the Business Assets (including the benefit of all Contracts and all payments accrued or due under them) and liable for all periodic outgoings and expenses from (and including) the day on which Completion occurs.

6.       CONTRACTS AND APPROVALS
--------------------------------------------------------------------------------

6.1      GENERALLY

         As from Completion, the Company is beneficially entitled to the benefit of the Contracts and the Approvals.

6.2      NOVATION OR ASSIGNMENT

         The Vendors must use their best endeavours to obtain the consent of third parties to the Contracts and Approvals (where consent is required) to the novation or assignment of the Contracts and Approvals to the Company on and from Completion (in such form and on such terms to the reasonable satisfaction of the Company), or procure that third parties to the Contracts and Approvals enter into new agreements with the Company on and from Completion (to the reasonable satisfaction of the Company).

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30 DAY CHALLENGE BUSINESS AND ASSETS ACQUISITION AGREEMENT          HWL EBSWORTH
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6.3      FAILED ASSIGNMENT OR NOVATION

         If a Contract or Approval is not assigned or novated (as the case may be) to the Company at Completion or third parties to that Contract or Approval will not or cannot enter into new agreements with the Company as from Completion (to the absolute satisfaction of the Company), then from Completion:

         (a)      the Vendors must:

                  (i) hold the benefit of that Contract or Approval for the Company;

                  (ii) at the request and expense of the Company, provide such further assistance as the Company may require to enable it to enforce the rights to that Contract or Approval against the third parties;

                  (iii) not do anything that would prevent the Company from obtaining the benefit of that Contract or Approval; and

                  (iv) co-operate with the Company in doing all things necessary (at the Company's cost) to enable the Company to enjoy the benefit of that Contract or Approval; and

         (b)      the Company must:

                  (i) assume responsibility for the performance of all obligations that are to be performed after Completion under that Contract or Approval on behalf of the Vendors, but at the risk and expense of the Company; and

                  (ii) indemnify the Vendors against any Loss incurred by the Vendors in relation to any breach or failure of the Company in performing any obligation for which the Company assumes responsibility on behalf of the Vendors under clause 6.3(b)(i).

6.4      INDEMNITY FROM THE VENDORS
         Each of the Vendors indemnifies the Company against any Liability or Loss arising under or in connection with any of the Contracts or Approvals prior to the date on which Completion occurs.

7.       ASSUMED LIABILITIES
--------------------------------------------------------------------------------

7.1      ASSUMPTION OF ASSUMED LIABILITIES

         The Company will, on and from Completion, assume all obligations in respect of the Assumed Liabilities.

7.2      DEBTS AND LIABILITIES OWING BY THE VENDORS

         Except for the Assumed Liabilities:

         (a) the Vendors are liable for the conduct of the Business until Completion;

         (b) no Liability of the Vendors in connection with the Vendors' conduct of the 30 Day Challenge Business arising on or before Completion is being undertaken or assumed by the Company; and

         (c)      the  Vendors  remain  solely   responsible  for  the  payment,
                  satisfaction and discharge of all Liabilities in connection with the Vendors' conduct of the 30 Day Challenge Business arising on or before Completion and the Vendors will pay and

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30 DAY CHALLENGE BUSINESS AND ASSETS ACQUISITION AGREEMENT          HWL EBSWORTH
--------------------------------------------------------------------------------

                  discharge in the ordinary course of business those Liabilities and indemnify and keep indemnified the Company pertaining, arising or relating to those Liabilities.

8.       WARRANTIES
--------------------------------------------------------------------------------

8.1      GIVING OF WARRANTIES

         (a)      Subject only to the disclosures referred to in clause 8.1(b):

                  (i) the Company represents and warrants in favour of the Vendors that each of the Company Warranties; and

                  (ii) the Vendors represent and warrant in favour of the Company that each of the Vendor Warranties;

                  is accurate and not misleading as at the Completion Date.

         (b) Each Warranty is given subject to and qualified by any matter, information or document:

                  (i)      provided   for  or   disclosed   in  this   Agreement
                           (including the Schedules and Annexures);

                  (ii) in the case of a Company Warranty, provided in writing by or on behalf of the Company to the Vendors or their advisers before the Completion Date; and

                  (iii) in the case of a Vendor Warranty, provided in writing by or on behalf of the Vendors to the Company or its advisers before the Completion Date,

                  which is contrary to or inconsistent with the Warranty, and the giver of the Warranty will not be liable for or in connection with a breach of the Warranty due to the matter, information or document contradicting or being inconsistent with the Warranty.

8.2      INVESTIGATION BY THE VENDORS

         Any investigation, whether before or after the date of this Agreement, made by or for the Vendors in respect of the Company, does not affect either:

         (a)      the Company Warranties; or

         (b) the Power of the Vendors if a Company Warranty is materially untrue, incorrect or misleading.

8.3      INVESTIGATION BY THE COMPANY

         Any investigation, whether before or after the date of this Agreement, made by or for the Company in respect of the Vendors or the 30 Day Challenge Business, does not affect either:

         (a)      the Vendor Warranties; or

         (b) the Power of the Company if a Vendor Warranty is materially untrue, incorrect or misleading.

8.4      INDEPENDENT WARRANTIES

         (a) Each of the Vendor Warranties is to be construed independently of the others and is not limited by reference to any other Vendor Warranty.

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30 DAY CHALLENGE BUSINESS AND ASSETS ACQUISITION AGREEMENT          HWL EBSWORTH
--------------------------------------------------------------------------------

         (b)      Each   of  the   Company   Warranties   is  to  be   construed
                  independently of the others and is not limited by reference to any other Company Warranty.

8.5      INDEMNITY BY THE VENDORS

         The Vendors indemnify the Company against any Claim, action, damage, Loss, Liability, cost, charge, expense or outgoing which the Company pays, suffers, incurs or is liable for in respect of:

         (a)      any matter or thing in  respect  of the  Vendors or the 30 Day
                  Challenge   Business   being  other  than  as  represented  or
                  warranted in the Vendor Warranties; and

         (b)      any breach by the Vendors of this Agreement.

8.6      INDEMNITY BY THE COMPANY

         The Company indemnifies the Vendors against any Claim, action, damage, Loss, Liability, cost, charge, expense or outgoing which the Vendors pay, suffer, incur or are liable for in respect of:

         (a) any matter or thing in respect of the Company being other than as represented or warranted in the Company Warranties; and

         (b)      any breach by the Company of this Agreement.

8.7      RELIANCE

         (a) The Vendors have entered into this Agreement in reliance on the Company Warranties.

         (b) The Company has entered into this Agreement in reliance on the Vendor Warranties.

8.8      NON-MERGER AND SURVIVAL OF WARRANTIES

         (a) Neither the Vendor Warranties or the Company Warranties, nor any other provision of this Agreement merges on Completion.

         (b) The Vendor Warranties and the Company Warranties each survive Completion of this Agreement.

8.9      CONTINUING VENDORS' INDEMNITIES AND SURVIVAL OF INDEMNITIES

         (a) Each indemnity of the Vendors contained in this Agreement is a continuing obligation of the Vendors despite:

                  (i)      any settlement of account; or

                  (ii)     the occurrence of any other thing,

                  and remains in full force and effect until all money owing, contingently or otherwise, under any indemnity has been paid in full.

         (b)      Each indemnity of the Vendors contained in this Agreement:

                  (i) is an additional, separate and independent obligation of the Vendors and no one indemnity limits the generality of any other indemnity; and

                  (ii) (despite any other term of this Agreement) survives Completion and the termination of this Agreement.

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30 DAY CHALLENGE BUSINESS AND ASSETS ACQUISITION AGREEMENT          HWL EBSWORTH
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8.10     LIMITATION OF LIABILITY UNDER THE VENDOR WARRANTIES

         The Company acknowledges that it does not rely on any representation or warranty, whether express or implied, made on behalf of the Vendors, other than the Vendor Warranties.


8.11     CONTINUING COMPANY INDEMNITIES AND SURVIVAL OF INDEMNITIES

         (a) Each indemnity of the Company contained in this Agreement is a continuing obligation of the Company despite:

                  (i)      any settlement of account; or

                  (ii)     the occurrence of any other thing,

                  and remains in full force and effect until all money owing, contingently or otherwise, under any indemnity has been paid in full.

         (b)      Each indemnity of the Company contained in this Agreement:

                  (i) is an additional, separate and independent obligation of the Company and no one indemnity limits the generality of any other indemnity; and

                  (ii) (despite any other term of this Agreement) survives Completion and the termination of this Agreement.

8.12     LIMITATION OF LIABILITY UNDER THE COMPANY WARRANTIES

         The Vendors acknowledge that they do not rely on any representation or warranty, whether express or implied, made on behalf of the Company, other than the Company Warranties.

8.13     BREACH OF WARRANTY

         (a) If at any time before or at Completion it becomes apparent that a Warranty has been breached, is untrue or misleading or that the Company or the Vendors (as applicable) has breached any other term of this Agreement that in either case is material to the issue of the Issue Shares (as applicable), the other party may (without prejudice to any other rights it may have in relation to the breach):

                  (i) rescind this Agreement by notice to the other party and seek restitutionary damages; or

                  (ii)     proceed to Completion.

         (b) The Company warrants that it has no knowledge of any fact which might lead to a Claim.

         (c) The Vendors warrant that they have no knowledge of any fact which might lead to a Claim.

8.14     WARRANTIES LIMITED BY EXTENT OF KNOWLEDGE

         (a) Warranties given 'to the knowledge of the Company' are deemed to be given to the best of the knowledge, information and belief of the Company after it has made all reasonable and careful enquiries.

         (b) Warranties given 'to the knowledge of the Vendors' are deemed to be given to the best of the knowledge, information and belief of the Vendors after they have made all reasonable and careful enquiries.

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30 DAY CHALLENGE BUSINESS AND ASSETS ACQUISITION AGREEMENT          HWL EBSWORTH
--------------------------------------------------------------------------------

9.       LIMITATION OF LIABILITY
--------------------------------------------------------------------------------

9.1      NO LIABILITY - COMPANY

         Notwithstanding anything to the contrary contained in this Agreement, the Company will not be liable for any Claim or action by the Vendors:

         (A) VENDORS' OWN ACTIONS: where, but only to the extent that, the Claim or action relates to loss or damage caused by any negligent act or omission of, or violation of any applicable Law by, the Vendors before or after the Completion Date;

         (B) LEGISLATION: where the Claim or action is based on Legislation not in force at the Completion Date; and

         (C) TIME LIMITS: unless the Vendors have given written notice to the Company setting out specific details of the Claim or action within 24 months of the Completion Date or such lesser period described by Law for the bringing of the legal proceedings.

9.2      NO LIABILITY - VENDORS

         Notwithstanding anything to the contrary in this Agreement, the Vendors will not be liable for any Claim or action by the Company:

         (A) COMPANY'S OWN ACTIONS: where, but only to the extent that, the Claim or action relates to loss or damage caused by any negligent act or omission of, or violation of any applicable Law by, the Company before or after the Completion Date;

         (B) LEGISLATION: where the Claim or action is based on Legislation not in force at the Completion Date; and

         (C) TIME LIMITS: unless the Company has given written notice to the Vendors setting out specific details of the Claim or action within 24 months of the Completion Date or such lesser period described by Law for the bringing of the legal proceedings.

9.3      MINIMUM AMOUNT OF CLAIMS

         Notwithstanding anything to the contrary in this Agreement:

         (a) the Vendors will not be able to claim against the Company for breach of the Company Warranties and under the indemnity in clause 8.6; and

         (b) the Company will not be able to claim against the Vendors for breach of the Vendor Warranties and under the indemnity in clause 8.5,

         an amount in respect of any Claim unless:

         (c) the amount of the Loss of the party making the Claim due to the breach referred to in the Claim is in excess of $50,000, in which case the party making the Claim may recover all amounts claimed and not just the excess over $50,000; and

         (d) the aggregate amount of the Loss of the party making the Claim in respect of all breaches under this Agreement by the other party is in excess of $100,000, in which case the party making the Claim may recover all amounts claimed, not just the excess over $100,000.

         For the purposes of this clause 9.3, a Loss of a Vendor in relation to a breach of this Agreement will be taken to be the aggregate Loss of all Vendors in relation to the same breach.

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30 DAY CHALLENGE BUSINESS AND ASSETS ACQUISITION AGREEMENT          HWL EBSWORTH
--------------------------------------------------------------------------------

9.4      MAXIMUM LIABILITY FOR CLAIMS

         (a) The maximum aggregate amount which the Vendors may recover from the Company in respect of all Claims and actions under or in connection with this Agreement is $1,000,000.

         (b) The maximum aggregate amount which the Company may recover from the Vendors in respect of all Claims and actions under or in connection with this Agreement is $1,000,000.

9.5      REIMBURSEMENT FOR AMOUNTS RECOVERED

         (a) The Vendors will reimburse the Company for any amount paid by the Company to the Vendors in respect of any Claim or action to the extent to which the amount has subsequently been recovered by the Vendors from any third party, including but not limited to suppliers, manufacturers or insurers.

         (b) The Company will reimburse each Vendor for any amount paid by the Vendor to the Company in respect of any Claim or action to the extent to which the amount has subsequently been recovered by the Company from any third party, including but not limited to suppliers, manufacturers or insurers.

9.6      THIRD PARTY CLAIMS

         If any Claim or action is made or instituted after the Completion Date against the Company in respect of which the Company may seek to make any Claim or action against the Vendors pursuant to this Agreement (THIRD PARTY CLAIM), the following procedure will apply:

         (a) the Company will give written notice of the Third Party Claim to the Vendors;

         (b) the Company will not admit, compromise, settle or pay any Third Party Claim without the prior consent of the Vendors, except as may be reasonably required in order to prevent judgment from being entered against the Company;

         (c) the Vendors may, within 30 days of receipt of the notice referred to in clause 9.6(a), with the prior written consent of the Company (such consent not to be unreasonably withheld or delayed) and at the Vendors' expense, elect to take such reasonable action in the name of the Company to defend or otherwise settle a Third Party Claim as the Vendors may reasonably require;

         (d) if the Vendors do not elect to take action in the name of the Company to defend or otherwise settle a Third Party Claim under clause 9.6(c), the Company may defend or otherwise settle any such Third Party Claim; and

         (e) the Company will ensure that the Vendors and their legal representatives are given reasonable access to such of the documents and records of the Company as may be reasonably required by the Vendors in relation to any action taken or proposed to be taken by the Company under clause 9.6(c) and vice versa for the Company in relation to clause 9.6(d).

9.7      NON-EXCLUDABLE TERMS

         Where any Legislation implies in this Agreement any term, condition or warranty, and that Legislation prohibits provisions in a contract excluding or modifying the application or exercise of or Liability under any such term, condition or warranty, such implied terms, conditions or warranties as are not so permitted to be excluded shall be deemed to be included in this Agreement but, where permitted by the relevant Law, shall be limited at the option of the Company or the Vendors, to the extent permitted by that Law.

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30 DAY CHALLENGE BUSINESS AND ASSETS ACQUISITION AGREEMENT          HWL EBSWORTH
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10.      TAX LIABILITY
--------------------------------------------------------------------------------

10.1     VENDORS MUST CO-OPERATE

         The Vendors must co-operate with the Company in the preparation and filing of all Tax returns of the 30 Day Challenge Business for any period ending on or prior to the Completion Date.

10.2     PAYMENT OF TAX

         (a) Subject to clause 10.2(b), the Vendors must promptly pay to the Company an amount equal to:

                  (i) a Liability of the 30 Day Challenge Business to an amount of Tax arising under the Tax Laws which is imposed in respect of any activity of the 30 Day Challenge Business prior to Completion; and

                  (ii) the cost and expense that the Company incurs, directly or indirectly, in connection with that Liability referred to in clause 10.2(a)(i), including but not limited to a cost and expense that the Company incurs, directly or indirectly, as a result of an action taken to dispute that Liability referred to in clause 10.2(a)(i).

         (b) Clause 10.2(a) does not apply if a Liability, cost and expense is adequately provided for in the Accounts, or has otherwise been fully and accurately disclosed to the Company in writing prior to Completion.

11.      RECORDS
--------------------------------------------------------------------------------

         All Records will become the property of the Company at Completion except where they are required by Law to be kept by the Vendors. Records to be kept by the Vendors:

         (a) are so kept at the Vendors' cost and expense in premises to which both the Company and the Vendors must have access, until such time as the Vendors indicate they no longer require access to the Records and deliver physical possession to the Company; and

         (b) may, at the request of the Vendors, be physically stored by the Company on behalf of the Vendors and under the direction of the Vendors, but the method of storage is to be at the absolute discretion of the Company, and the costs of and expenses associated with such storage are to be paid by the Vendors.

12.      RESTRAINT
--------------------------------------------------------------------------------

12.1     DEFINITION

         For the purposes of clause 12, RESTRAINT PERIOD means the period ending on the second anniversary of the Completion Date.

12.2     UNDERTAKINGS BY THE VENDORS

         Each Vendor undertakes to the Company that it will not do any of the following without first obtaining the written consent of the Company:

         (a) directly or indirectly carry on (whether alone or in partnership or joint venture with anyone else) or otherwise be concerned with or interested in (in any capacity including as partner, director, manager, consultant, adviser, financier,

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                  guarantor,    beneficiary,    trustee,    principal,    agent,
                  shareholder,   unit  holder)  any   business   similar  to  or
                  competitive with the 30 Day Challenge Business, the Immediate Edge Business or any other business acquired by the Company during the Restraint Period;

         (b) solicit or persuade any person or corporation which is a customer or client of the 30 Day Challenge Business, or who was in the period of one year before the Completion Date a customer or client of or in respect of the 30 Day Challenge Business, to cease doing business with the Company as owner of the 30 Day Challenge Business, or reduce the amount of business which the customer or client would normally do in respect of 30 Day Challenge Business during the Restraint Period;

         (c) accept from a customer or client referred to in clause 12.2(b) any business of the kind ordinarily forming part of the 30 Day Challenge Business during the Restraint Period; or

         (d) induce or attempt to induce any person who is at the time of Completion or who later becomes an employee of the Company or a subsidiary of the Company or of one of their respective subsidiaries or is otherwise employed in the 30 Day Challenge Business, to terminate his or her employment during the Restraint Period.

12.3     SEPARATE UNDERTAKINGS

         If any part of an undertaking in clause 12.2 is unenforceable, it may be severed without affecting the remaining enforceability of that or the other undertakings.

12.4     VALUE OF THE 30 DAY CHALLENGE BUSINESS

         Each of the Vendors agrees that:

         (a) any failure to comply with clause 12.2 would diminish the value of the 30 Day Challenge Business and the Business Assets; and

         (b) the restrictive undertakings in clause 12.2 are reasonable and necessary for the protection of the 30 Day Challenge Business and the Business Assets and must be given full effect; and

         (c) it has received adequate consideration for the restrictive undertakings in clause 12.2.

12.5     LEGAL ADVICE

         Each Vendor acknowledges that in relation to this Agreement and in particular this clause 12 it has received and understood, independent legal advice.

12.6     INJUNCTION
         Each of the Vendors acknowledges that monetary damages alone would not be adequate compensation to the Company for a breach of clause 12.2 and that the Company is entitled to seek an injunction from a court of competent jurisdiction if:

         (a) a Vendor fails to comply or threatens to fail to comply with clause 12.2; or

         (b) the Company has reason to believe a Vendor is not complying with or will not comply with clause 12.2.

12.7     SURVIVAL OF OBLIGATIONS

         The obligations of each of the Vendors under this clause 12 survive Completion.

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30 DAY CHALLENGE BUSINESS AND ASSETS ACQUISITION AGREEMENT          HWL EBSWORTH
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13.      ANNOUNCEMENTS
--------------------------------------------------------------------------------

13.1     LEGAL REQUIREMENTS

         A party may disclose anything in respect of this Agreement as agreed to by the other party or as required:

         (a)      by applicable Law or by a Government Agency; or

         (b) by any recognised stock exchange on which its shares are listed,

         but to the extent possible, it must consult with the other party before making the disclosure and use reasonable endeavours to agree on the form and content of the disclosure.

13.2     DISCLOSURE TO OFFICERS AND PROFESSIONAL ADVISERS

         A party may disclose anything in respect of this Agreement or the terms of the issue of the Issue Shares and the acquisition of the 30 Day Challenge Business to the officers and professional advisers of that party, but it must use its reasonable endeavours to ensure all matters disclosed are kept confidential.

13.3     FURTHER PUBLICITY

         Subject to clauses 13.1 and 13.2, neither party may disclose the provisions of this Agreement or the terms of the transactions contemplated by this Agreement unless the other party has first consented in writing.

14.      DUTIES, COSTS AND EXPENSES
--------------------------------------------------------------------------------

14.1     DUTIES

         (a) The Company must pay any Duty in respect of the execution, delivery and performance of:

                  (i)      this Agreement; and

                  (ii)     any  document   required  or   contemplated  by  this
                           Agreement.

         (b) The Company must pay any fine, penalty or other cost in respect of a failure to pay any Duty, except to the extent that the fine, penalty or other cost is caused by an act or default on the part of the Vendors.

14.2     COSTS AND EXPENSES

         Subject to clause 14.1 and any other term of this Agreement, each party must pay its own costs and expenses in respect of the negotiation, preparation, execution, delivery and registration of this Agreement or other agreement or document described in clause 14.1(a).

14.3     COSTS OF PERFORMANCE

         Any action to be taken by a party in performing its obligations under this Agreement must be taken at its own cost and expense unless otherwise provided in this Agreement.

15.      NOTICES
--------------------------------------------------------------------------------

         (a) A party must ensure that a notice it sends under this Agreement is in writing.

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         (b)      Subject  to the  requirements  for  service  in  any  relevant
                  Legislation, a notice is deemed to be given:

                  (i)      if sent by hand, at the time of delivery;

                  (ii) if sent by facsimile transmission, at the time recorded on the transmission report;

                  (iii) if sent by e-mail, subject to the sending party receiving proof of a successful transmission, on the Business Day it is sent;

                  (iv) if the notice is sent by prepaid post, seven Business Days after posting; and

                  (v) if the notice is sent by registered mail, seven Business Days after the sender sends the notice.

         (c)      Clause 15(b)(ii) does not apply if:

                  (i) the intended recipient promptly informs the sender that the transmission was received in an incomplete or garbled form; or

                  (ii) the transmission report of the sender indicates a faulty or incomplete transmission.

         (d) If delivery or receipt is not on a Business Day or if receipt is later than 5.00 pm, local time at the place of delivery, then the notice is deemed to have been delivered and received on the next Business Day.

         (e) Subject to clause 15(g), a party must address a notice as follows:

         If to the Vendors:

                   Address:            Edward Dale/Marillion Partnership
                                       69 Ardmillan Road
                                       Moonee Ponds, Victoria 3039
                                       Australia
                   Email:              EDDALE@MAC.COM
                   Attention:          Edward Dale
         If to the Company:

                   Address:            30DC, INC.
                                       69 Ardmillan Road
                                       Moonee Ponds  VIC  3039
                                       Australia
                   Facsimile:          +61 8 8338 4099
                   Email:              RANDALL.EWENS@CORPORATELOGIC.COM.AU
                   Attention:          Randall Ewens

         (f) A party must notify the other party that it has changed its address.

         (g) A party must send a notice to the other party's last notified address.

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         (h)      Despite   anything  in  this  clause  15,  a  party  does  not
                  effectively send a notice if that party knows that the intended recipient will not see the notice for the whole or a substantial part of the period in the notice.

16.      GENERAL
--------------------------------------------------------------------------------

16.1     GOVERNING LAW AND JURISDICTION

         (a) This Agreement is governed by the Laws of Delaware, United States of America.

         (b) The parties submit to the non-exclusive jurisdiction of the courts of Delaware, United States of America.

16.2     AMENDMENT

         The parties may only amend this Agreement if all parties sign the written amendment.

16.3     WAIVER

         A provision of or right created under this Agreement may not be:

         (a) waived except in writing signed by the party granting the waiver; or

         (b)      varied except in writing signed by the parties.

16.4     EXERCISE OF A RIGHT

         (a)      A party may exercise a right:

                  (i)      at its discretion; and

                  (ii)     separately or together with another right.

         (b) If a party exercises a single right or only partially exercises a right, then that party may still exercise that right or any other right later.

         (c) If a party fails to exercise a right or delays in exercising a right, then that party may still exercise that right later.

16.5     ASSIGNMENT

         (a) This Agreement is to the benefit of the parties and their successors and assigns.

         (b) The parties and their successors and assigns are bound by this Agreement.

         (c) Each party may only assign its rights and obligations under this Agreement after it obtains the written consent of the other parties.

16.6     SEVERANCE

         (a)      Subject to clause 16.6(b):

                  (i) if a provision of this Agreement is void or voidable, unenforceable or illegal but would not be void, voidable, unenforceable or illegal if it were read down and it is capable of being read down, then the provision must be read down;

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                  (ii)     if, despite clause  16.6(a)(i),  a provision is still
                           void, voidable, unenforceable or illegal and the provision would not be void, voidable, unenforceable or illegal if words were severed, then those words must be severed; or

                  (iii) in any other case, the whole provision must be severed.

         (b) If an event under clause 16.6(a) occurs, then the remainder of this Agreement continues in full force and effect.

16.7     COUNTERPARTS

         (a) The parties may execute this Agreement in two or more counterparts.

         (b)      The parties deem that each counterpart is an original.

         (c)      All counterparts together constitute one instrument.

16.8     NO MERGER

         (a)      A party's obligations under this Agreement:

                  (i)      exist beyond Completion; and

                  (ii)     do not merge on Completion.

         (b)      The Warranties:

                  (i)      exist beyond Completion; and

                  (ii)     do not merge on Completion.

16.9     CONSENT

         Subject to an express provision in this Agreement, a party may in its absolute discretion:

         (a)      give its consent conditionally or unconditionally; or

         (b)      withhold its consent.

16.10    SURVIVAL OF INDEMNITIES

         Each indemnity in this Agreement:

         (a)      is  a   continuing   obligation,   separate   from  the  other
                  obligations of a party; and

         (b)      survives termination of this Agreement.

16.11    ENTIRE AGREEMENT

         This Agreement constitutes the entire agreement of the parties and supersedes all prior discussions, undertakings and agreements.

16.12    EXTENT THAT THE LAW PERMITS

         The terms of this Agreement apply to the extent the Law permits.

16.13    POWER OF ATTORNEY

         An attorney who executes this Agreement acknowledges that the attorney has not received a notice which revokes the power appointing that attorney.

16.14    CUMULATIVE RIGHTS

         A party's rights under this Agreement are in addition to the rights of the parties at Law.

16.15    FURTHER ASSURANCES

         Each party must, at its own expense:

         (a)      do everything reasonably necessary to give effect to:

                  (i)      this Agreement; and

                  (ii)     the  transactions  contemplated  by  this  Agreement,
                           including   but  not  limited  to  the  execution  of
                           documents; and

         (b) make a reasonable effort to cause relevant third parties to do likewise.

16.16    CONFIDENTIALITY

         (a)      Each of the Vendors and the Company must at all times:

                  (i)      keep   confidential  all  the  other's   Confidential
                           Information;

                  (ii) not use or reproduce any of the other's Confidential Information other than for the purposes of this Agreement; and

                  (iii) only disclose any Confidential Information of the other to its employees, external contractors and professional advisers who need to know the information for the purposes of this Agreement or to another person to the extent necessary to enforce any rights under this Agreement.

         (b) Each of the Vendors and the Company will ensure that all employees, external contractors and advisers are aware of the confidential nature of the Confidential Information of the other and do not do anything which, if done by the party, would cause a breach of this clause 16.16.

         (c) Clause 16.16(a) and 16.16(b) continue without limitation in time but, subject to clause 16.16(d), do not apply to any Confidential Information that:

                  (i) a party is required to disclose by any applicable Law or legally binding order of any court, government, semi-government authority, administrative or judicial body, or a requirement of a stock exchange or regulator; or

                  (ii) is in the public domain other than as a result of a breach of this Agreement.

         (d)      If  a  party  makes  a   disclosure   referred  to  in  clause
                  16.16(c)(i):

                  (i)      that   party   must   disclose   only   the   minimum
                           Confidential Information required to comply with the applicable Law, order or requirement; and

                  (ii)     before making such disclosure, the party must:

                           (A)      give   the   owner   of   the   Confidential
                                    Information reasonable written notice of:

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                                    (1)      the  full   circumstances   of  the
                                             required disclosure; and

                                    (2)      the Confidential  Information which
                                             it proposes to disclose; and

                           (B)      consult  with the owner of the  Confidential
                                    Information   as  to   the   form   of   the
                                    disclosure.

16.17    ENFORCEMENT OF INDEMNITIES

         The beneficiary under an indemnity is not obliged to incur an expense or make a payment before enforcing a right of indemnity under this Agreement.

16.18    SPECIFIC PERFORMANCE

         The parties agree that:

         (a)      damages for breach of this Agreement are inadequate; and

         (b) a party is entitled to specific performance or injunctive relief or both.

16.19    KNOWLEDGE OF THE WARRANTOR

         If a representation or warranty contained in this Agreement is expressly qualified by reference to the knowledge, information or belief of the party giving the warranty, then the party giving the warranty confirms that it has made due and diligent inquiry about the matters that are the subject of the representation or warranty.

16.20    TIME OF THE ESSENCE

         (a)      Time is of the essence of this Agreement.

         (b) If the parties agree to vary a time requirement, the time requirement so varied is of the essence of this Agreement.

         (c)      An agreement to vary a time requirement must be in writing.

16.21    INCONSISTENCY

         The  parties   acknowledge  and  agree  that,  to  the  extent  of  any
         inconsistency, the provisions of this Agreement override the provisions of the Overarching Deed of Agreement.

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                                   SCHEDULE 1
                               COMPANY WARRANTIES

1.       SHARES AND CAPITAL
--------------------------------------------------------------------------------

1.1      TITLE AND CONSENTS

         The Company is able to issue and allot the Issue Shares without the consent of any other person and free of any Encumbrance, pre-emptive rights or rights of first refusal.

1.2      ISSUED CAPITAL

         (a)      The issued capital of the Company as at the Completion Date is
                  1,200,000   Shares  and  will  be  altered  on  Completion  as
                  specified in the table below:

------------------------ ------------------------------------ ------------------

DATE                     EVENT                                TOTAL ISSUED SHARE
                                                              CAPITAL
------------------------ ------------------------------------ ------------------

Prior to the Completion  Existing share capital               1,200,000 Shares
Date
------------------------ ------------------------------------ ------------------

Completion Date          Issue of the Issue Shares (2,820,000 4,020,000 Shares
                         Shares) to the Vendors
------------------------ ------------------------------------ ------------------

         (b) Except for the Shares referred to in paragraph (a) above, no other Shares in the Company have been created or issued and there are no outstanding convertible securities, options or agreements which either now or in the future:

                  (i) entitle any person to call for the issue, purchase or transfer of any Shares, debentures, notes or other securities in the Company; or

                  (ii) create or require to be created any Security Interest over any of the Issue Shares.

         (c) To the knowledge of the Company all legal requirements for the formation of the Company and the issue of Shares have been fully complied with.

1.3      NO LEGAL IMPEDIMENT

         The execution, delivery and performance by the Company of this Agreement complies with:

         (a) each Law, regulation, authorisation, ruling, judgment, order or decree of any Government Agency;

         (b)      the  constitution  or  other  constituent   documents  of  the
                  Company; and

         (c) any Security Interest or document which is binding on the Company,

         and will not, and is not likely to cause any modification of any document to which the Company is a party such that the Company will be subject to less favourable terms under the provisions of that document and will not, and is not likely to cause any breach of, or termination or other materially adverse event under, any such document.

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1.4      AUTHORISATIONS

         The Company has taken all necessary action to authorise the execution, delivery and performance of this Agreement in accordance with its terms.

1.5      TRANSFERABILITY OF SHARES

         There are no restrictions on the transfer of the Issue Shares other than the restrictions contained in this Agreement, the constitution of the Company and under applicable Law.

1.6      TRADING

         Other than as disclosed and contemplated by this Agreement, the Company has not traded since its incorporation.

2.       AUTHORITY
--------------------------------------------------------------------------------

2.1      CORPORATE EXISTENCE

         The Company:

         (a) is a company registered in accordance with the laws of the State of Delaware, United States of America;

         (b) has the power to own its assets and carry on its business as it is now being conducted; and

         (c) is not required to be registered in any place as a foreign company except where it is registered or where the failure to be so would not have a material adverse effect.

2.2      COMPLIANCE WITH CONSTITUENT DOCUMENTS

         The business affairs of the Company have been conducted in accordance with the Certificate of Incorporation and Bylaws of the Company.

2.3      RECORDS

         To the knowledge of the Company, all Records:

         (a)      are materially complete and accurate; and

         (b) have been prepared and maintained in accordance with all relevant Laws and Accounting Standards.

2.4      CONFIDENTIAL INFORMATION

         To the knowledge of the Company, the Company:

         (a)      has  not  disclosed  to any  person  any  of its  Confidential
                  Information, except in the normal course of conduct of its business and subject to an agreement under which the recipient is obliged to maintain the confidentiality of the information and is restrained from using it other than for the purpose or purposes for which it was disclosed;

         (b) is not aware of any actual or alleged misuse by any person of any of its Confidential Information; and

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         (c)      does not use any  processes  or is not  engaged  in any  other activities which involve the misuse of any Confidential Information of any third party.

3.       DUE DILIGENCE DOCUMENTS
--------------------------------------------------------------------------------

3.1      INFORMATION ACCURATE

         The documents given by or on behalf of the Company or its advisers to the Vendors or their advisers pursuant to this Agreement are accurate as at the date to which they are made up and each copy document is a complete copy in all material respects of the document of which it purports to be a copy.

3.2      PROSPECTIVE FINANCIAL INFORMATION

         Notwithstanding any other provision of this Agreement, neither the Company, nor any of its directors, officers, employees, advisers or agents makes any warranty or representation in relation to any financial forecast, projection or financial model, whether or not such financial forecast, projection or financial model is included in the Company Warranties or provided to the Vendors prior to the execution of this Agreement.

4.       LITIGATION
--------------------------------------------------------------------------------

4.1      NO LITIGATION PENDING OR THREATENED

         As far as the Company is aware, no investigation, prosecution, litigation, proceeding or any other form of mediation or dispute resolution is pending or threatened regarding the Company, nor any person for whom it is or may be liable.

4.2      NO CIRCUMSTANCES

         To the knowledge of the Company, there are no circumstances which might give rise to any investigation, prosecution, litigation, proceeding or any other form of mediation regarding the business of the Company.

4.3      NO OFFENCE OR BREACH

         To the knowledge of the Company, none of the Company nor any of its officers have in conducting its business committed any criminal offence or any tort or any breach of the requirements or conditions of any Law or any breach of any other party's rights or any other legal requirement relating to the Company, the conduct of the business of the Company or use of the Company's assets.

5.       SOLVENCY
--------------------------------------------------------------------------------

5.1      NO LIQUIDATION OR WINDING-UP

         The Company has not gone into liquidation or passed a winding-up resolution or commenced steps for winding up or dissolution or received a deregistration notice or applied for deregistration or other analogous process under the laws of the State of Delaware, United States of America.

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30 DAY CHALLENGE BUSINESS AND ASSETS ACQUISITION AGREEMENT          HWL EBSWORTH
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5.2      NO PETITION

         No petition or other process for winding-up has been presented against the Company and to the knowledge of the Company there are no circumstances justifying a petition or other process.

5.3      NO WRIT OF EXECUTION

         No writ of execution has been issued against the Company or the property of the Company and to the knowledge of the Company there are no circumstances justifying a writ.

5.4      NO RECEIVER

         No receiver or receiver and manager of any part of the undertaking or assets of the Company, has been appointed and to the knowledge of the Company there are no circumstances justifying an appointment.

5.5      SOLVENCY

         The Company is able to pay its debts as and when they fall due. The Company is not taken under applicable Laws to be unable to pay its debts or has stopped or suspended, or threatened to stop or suspend, payment of all or a class of its debts.

6.       ACCURACY OF INFORMATION
--------------------------------------------------------------------------------

6.1      DISCLOSURE

         All information given by or on behalf of the Company or its advisers to the Vendors or their advisers in respect of the Company and the business of the Company is accurate and not misleading.

6.2      INFORMATION PROVIDED

         At as the Completion Date, the Company is not aware of any materially adverse information relating to the Company and the business of the Company that has not been made available to the Vendors before the Completion Date.

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30 DAY CHALLENGE BUSINESS AND ASSETS ACQUISITION AGREEMENT          HWL EBSWORTH
--------------------------------------------------------------------------------



                                   SCHEDULE 2
                                VENDOR WARRANTIES

1.       TITLE
--------------------------------------------------------------------------------

         (a)      At Completion:

                  (i) the Vendors are the absolute legal and beneficial owners of the 30 Day Challenge Business and the Business Assets and have full capacity and power to own and use the Business Assets and to conduct the 30 Day Challenge Business; and

                  (ii) the Company will acquire the full legal and beneficial ownership of the 30 Day Challenge Business and the Business Assets free and clear of all Encumbrances.

         (b)      The Business Assets are at Completion:

                  (i)      free and clear of all Encumbrances;

                  (ii)     fully paid for;

                  (iii) all the assets necessary for the proper conduct of the 30 Day Challenge Business in the ordinary course;

                  (iv) not the subject of any lease or hire purchase agreement or agreement for purchase on deferred terms, other than in the ordinary course of business;

                  (v) where capable of being possessed, in the possession of the Vendors; and

                  (vi) not the subject of any agreements or arrangements to dispose or which otherwise restrict their use or disposal.

         (c) No person has claimed to be entitled to an Encumbrance in relation to any of the Business Assets.

         (d) No person has given or entered into any guarantee, indemnity or letter of comfort in respect of the 30 Day Challenge Business by which the Company will be bound.

         (e)      There  are  no  unsatisfied  judgments,  orders  or  writs  of
                  execution   against  the  Vendors  or  affecting  the  30  Day
                  Challenge Business or the Business Assets.

2.       AUTHORITY
--------------------------------------------------------------------------------

2.1      AUTHORITY

         (a) Each of the Vendors has full authority and capacity to enter into this Agreement and sell the 30 Day Challenge Business and the Business Assets.

         (b) Each of the Vendors has the right and capacity and is empowered and authorised to:

                  (i) execute and deliver this Agreement to the Company and to perform its obligations under this Agreement and such execution, delivery and performance will comply with all applicable Laws, rules and regulations and will not result in the breach of the terms and conditions of, or constitute a default under, any
                           contract,   agreement,   undertaking  or  constituent

30 DAY CHALLENGE BUSINESS AND ASSETS ACQUISITION AGREEMENT          HWL EBSWORTH
--------------------------------------------------------------------------------
                           document by which the Vendors, the Business Assets or the 30 Day Challenge Business may be affected or bound; and

                  (ii) sell, transfer and assign the 30 Day Challenge Business and the Business Assets to the Company in accordance with the provisions of this Agreement and to transfer good, clear, valid and marketable title to the 30 Day Challenge Business and the Business Assets to the Company in accordance with those provisions.

         (c) The Vendors' obligations under this Agreement are valid and binding and are enforceable against the Vendors.

2.2      LEGAL COMPLIANCE

         (a) The 30 Day Challenge Business is, and has been, conducted in all material respects in compliance with all requirements of the Law and all requirements of all Government Agencies applicable to the Vendors, the 30 Day Challenge Business and the Business Assets.

         (b) The Vendors have all authorisations, licences or permits which the Vendors require to operate the 30 Day Challenge Business and all such authorisations, licences and permits have been:

                  (i)      validly issued and maintained; and

                  (ii)     fully paid for.

2.3      EXISTENCE AND POWER

         Marillion:

         (a)      is a partnership validly existing under the Laws of Australia;

         (b) has the power to own property and to carry on its business as it is now being conducted; and

         (c) is not required to be registered in any place as a foreign corporate entity except where it is registered or where the failure to be so would not have a Material Adverse Effect.

2.4      RECORDS

         To the knowledge of the Vendors, all Records:

         (a)      are materially complete and accurate; and

         (b) have been prepared and maintained in accordance with all relevant Laws.

2.5      CONFIDENTIAL INFORMATION

         The Vendors:

         (a) have not disclosed to any person any of their Confidential Information, except in the normal course of conduct of their business and subject to an agreement under which the recipient is obliged to maintain the confidentiality of the information and is restrained from using it other than for the purpose or purposes for which it was disclosed;

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30 DAY CHALLENGE BUSINESS AND ASSETS ACQUISITION AGREEMENT          HWL EBSWORTH
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         (b)      are not aware of any actual or alleged misuse by any person of any of their Confidential Information; and

         (c) do not use any processes and are not engaged in any other activities which involve the misuse of any Confidential Information of any third party.

3.       DUE DILIGENCE DOCUMENTS
--------------------------------------------------------------------------------

3.1      INFORMATION ACCURATE

         The documents given by or on behalf of the Vendors or their advisers to the Company or its advisers pursuant to this Agreement are accurate as at the date to which they are made up and each copy document is a complete copy in all material respects of the document of which it purports to be a copy.

3.2      PROSPECTIVE FINANCIAL INFORMATION

         Notwithstanding paragraph 3.1 and any other provision of this Agreement, none of the Vendors and any of their directors, officers, employees, advisers and agents makes any warranty or representation in relation to any financial forecast, projection or financial model, whether or not such financial forecast, projection or financial model is included in the Vendor Warranties or provided to the Company prior to the execution of this Agreement.

4.       ACCOUNTS AND TAXATION
--------------------------------------------------------------------------------

4.1      BASIS OF PREPARATION

         The Accounts:

         (a)      have  been   prepared  in  accordance   with  the   Accounting
                  Standards; and

         (b) show a true and fair view of the financial position and the performance of the Vendors in respect of the 30 Day Challenge Business for the financial period ended on the Accounts Date.

4.2      TAXES AND DUTIES

         (a) All taxation returns, reports and other information in respect of the 30 Day Challenge Business required to be made by the Vendors have been, and all returns have been made with true and full disclosure of relevant matters.

         (b) Any Taxes or duty payable by the Vendors in respect of the 30 Day Challenge Business at or before the Accounts Date has been paid or provided for in the Accounts.

         (c) All amounts required to be deducted, withheld or remitted to a taxation authority in respect of the 30 Day Challenge Business have been so deducted, remitted or withheld.

         (d) During the period of three years prior to the date of the Agreement, there have been no material adverse reports made by accountants or by financial or management consultants concerning the Vendors or the whole or a substantial part of the 30 Day Challenge Business.

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30 DAY CHALLENGE BUSINESS AND ASSETS ACQUISITION AGREEMENT          HWL EBSWORTH
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4.3      NO TAX PROCEEDINGS

         For the last three years, in respect of the 30 Day Challenge Business, the Vendors:

         (a)      have not lodged a private ruling request;

         (b)      are not and have not been the subject of any Tax audit;

         (c) are not and have not been a party to any action or proceeding for the assessment or collection of Taxes;

         (d) have not had a dispute or disagreement with any Government Agency for Taxes; and

         (e) have not made any agreement with or undertaking to any Government Agency for Taxes,

         and there is no fact or matter known to the Vendors which might give rise to the above.

4.4      AGREEMENTS FOR EXTENSION OF TIME

         The Vendors have not entered into any agreement which now or in the future may extend the period of assessment or collection of any Taxes in respect of the 30 Day Challenge Business.

4.5      STAMP DUTY

         All documents to which the Vendors are a party or may be interested in the enforcement of, in respect of the 30 Day Challenge Business, have been properly stamped under applicable stamp duty Legislation.

4.6      LIABILITIES

         All liabilities of the Vendors in respect of the 30 Day Challenge Business, whether actual or contingent (LIABILITIES) as at the Completion Date have arisen and where due and payable, have been paid in the ordinary course of business.

5.       POSITION SINCE THE ACCOUNTS DATE
--------------------------------------------------------------------------------

         To the knowledge of the Vendors, since the Accounts Date:

         (a) the Vendors have conducted (and will continue to conduct to the Completion Date) the 30 Day Challenge Business in accordance with all Laws and in the ordinary and usual course so as to maintain it as a going concern and in a proper and efficient manner;

         (b) there has been no material adverse change affecting the 30 Day Challenge Business or the Business Assets, or the financial or trading position of the Vendors as compared with the position disclosed by the Accounts;

         (c) the Vendors have maintained and will continue to maintain the 30 Day Challenge Business intact and as a going concern and preserved and continue to preserve the goodwill of their suppliers, employees, customers and others having commercial dealings with the 30 Day Challenge Business;

         (d) the Vendors have not introduced and will not introduce any method of management or operation for the 30 Day Challenge Business except in a manner consistent with prior practice; and

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30 DAY CHALLENGE BUSINESS AND ASSETS ACQUISITION AGREEMENT          HWL EBSWORTH
--------------------------------------------------------------------------------


         (e) the Vendors have not cancelled or waived or released or discounted in whole or in part any debt, suit, demand, Claim or right otherwise than in the ordinary course of business.

6.       ASSETS
--------------------------------------------------------------------------------

         All the Business Assets used in the 30 Day Challenge Business are or will be on Completion, or unconditional arrangements have been entered into to ensure that they will be:

         (a) fully paid for or the subject of a lease or hire purchase agreement or agreement for purchase on deferred terms or, in the case of goods in transit, subject to specific agreement with the relevant supplier, on normal commercial terms;

         (b)      in the possession or under the control of the Vendors;

         (c)      used solely by the Vendors; and

         (d) subject to paragraph 6.1(a), the absolute property of Vendors free of all Encumbrances and other third party rights.

7.       TRADING
--------------------------------------------------------------------------------

         (a) No trading stock has been acquired by the Vendors on terms that property in it does not pass until full payment has been made (for example, stock-in-trade acquired on consignment).

         (b) Neither Marillion nor Dale is a party to any agreement relating to the 30 Day Challenge Business or the Business Assets which will continue in effect after the Completion
                  Date:

                  (i) which purports to limit the freedom of the Company to engage in or to compete in any line of business or with any person or in any area;

                  (ii) which requires the Vendors or the Company to share the profits of the 30 Day Challenge Business or to pay any royalties relating to the 30 Day Challenge Business or to waive or abandon any rights relating to the 30 Day Challenge Business to which they are entitled; or

                  (iii)    which:

                           (A) is outside the Vendors' ordinary and proper course of business;

                           (B) was not negotiated and entered into on a totally arm's length basis;

                           (C) constitutes the Vendors as partner or joint venturer with any other person; or

                  (iv) pursuant to which any officer, employee, agent or other person is entitled to remuneration of any nature calculated by reference to the whole of the turnover or the whole or part of the profits of the 30 Day Challenge Business.

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30 DAY CHALLENGE BUSINESS AND ASSETS ACQUISITION AGREEMENT          HWL EBSWORTH
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8.       INTELLECTUAL PROPERTY RIGHTS
--------------------------------------------------------------------------------

8.1      OWNERSHIP AND ENTITLEMENT TO USE

         (a) The Vendors are the absolute legal and beneficial owners or registered proprietors of, or applicants in respect of, the 30 Day Challenge Business Intellectual Property listed in
                  Schedule 3 free and clear of all Encumbrances, third party rights and Claims.

         (b) The conduct of the 30 Day Challenge Business does not breach or infringe any Intellectual Property Rights, rights of confidentiality, or moral rights of any third party, where such breach or infringement will have a Material Adverse Effect.

         (c) The use of the 30 Day Challenge Business Intellectual Property does not breach or infringe any Intellectual Property Rights, rights of confidentiality, or moral rights of any third party, where such breach or infringement will have a Material Adverse Effect on the 30 Day Challenge Business.

         (d) The Vendors have the exclusive and unfettered right to exploit, grant licences and otherwise deal with the 30 Day Challenge Business Intellectual Property.

8.2      LIST COMPLETE

         The Vendors do not own or use any material Intellectual Property Rights in the 30 Day Challenge Business other than the 30 Day Challenge Business Intellectual Property.

8.3      NO THIRD PARTY RIGHTS

         No person has any right to use or may benefit from any 30 Day Challenge Business Intellectual Property, other than the Vendors or a licensor of the 30 Day Challenge Business Intellectual Property.

8.4      REGISTRATION

         All the 30 Day Challenge Business Intellectual Property owned by the Vendors which are either capable of registration or capable of being recorded or required to be registered or recorded, are registered in the name of the Vendors and are current and not liable to be cancelled or expunged.

8.5      NON-COMPETITION

         (a) To the knowledge of the Vendors, none of the Vendors or the officers and employees of the Vendors is, at the Completion Date whether solely or jointly with any other person or persons, directly or indirectly, and whether as principal, agent, director, executive officer, employee, shareholders, partner, joint venturer, adviser, consultant or otherwise, engaged in any other business or concerned or interested in any way in any other business of a similar nature to or competitive with that carried on by the Vendors.

         (b) To the knowledge of the Vendors, none of the Vendors or the officers and employees of the Vendors, holds, at the Completion Date whether solely or jointly with any other person or persons, directly or indirectly, and whether as principal, agent, director, executive officer, employee, shareholders, partner, joint venturer, adviser, consultant or otherwise, any Intellectual Property Rights that are identical or substantially similar to the 30 Day Challenge Business Intellectual Property.

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30 DAY CHALLENGE BUSINESS AND ASSETS ACQUISITION AGREEMENT          HWL EBSWORTH
--------------------------------------------------------------------------------

8.6      SUFFICIENCY

         The 30 Day Challenge Business Intellectual Property comprise all the Intellectual Property Rights necessary, convenient or useful for the carrying on of the 30 Day Challenge Business fully and effectively in and to the extent to which it is presently conducted.

8.7      PROCEEDINGS

         (a) No oppositions, cancellation actions, proceedings, Claims or complaints have been brought or threatened by any third party or any Government Agency in relation to the 30 Day Challenge Business Intellectual Property.

         (b) The Vendors have not entered into any settlement, release, co-existence or other agreement, and there are no other circumstances (including an injunction, undertaking or court order) that might reasonably be expected to adversely affect the Vendors' rights to use, enforce or assign any of the 30 Day Challenge Business Intellectual Property.

8.8      COMPLIANCE

         All steps have been taken diligently for the prosecution and maintenance of registrations and applications in respect of the 30 Day Challenge Business Intellectual Property and all steps have been taken diligently for the maintenance and protection of unregistered 30 Day Challenge Business Intellectual Property.

8.9      TRADE SECRET

         No trade secret or other confidential information included in the 30 Day Challenge Business Intellectual Property has been disclosed or made available to any third party except in the ordinary course of business and subject to a binding obligation of confidentiality on the part of the recipient.

8.10     BUSINESS NAMES AND DOMAIN NAMES

         (a) The Vendors do not carry on the 30 Day Challenge Business under any name other than its corporate name or the Business Names listed in Schedule 3.

         (b) All registrations of such Business Names are in the name of the Vendors and are current.

         (c) The Vendors are validly licensed to use each of the Domain Names the subject of the Domain Name licences.

         (d) The Domain Name licences are transferable to the Company and are in good standing.

         (e) All Domain Names used in the 30 Day Challenge Business are listed in Item 1 of Schedule 3.

8.11     INTERNET PRODUCTS

         (a) The Internet Products are free from material defects in materials and workmanship.

         (b)      The  Internet   Products  do  not  infringe  the  Intellectual
                  Property Rights of any third parties or constitute a breach of any agreement with any other person;

         (c) The Internet Products will not, in their use or intended operation, infringe the Intellectual Property Rights of any third parties or constitute a breach of any agreement with any other person.

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30 DAY CHALLENGE BUSINESS AND ASSETS ACQUISITION AGREEMENT          HWL EBSWORTH
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         (d)      The Internet  Products do not contain any  Malicious  Code (as defined below).

         (e) The Internet Products do not breach any obligations under the privacy Laws and will not, in the course of their operation, be in breach of those obligations.

         (f) The Internet Products have not, as at the date of the execution of this Agreement, been used for, nor at any time prior to the Completion Date will they be used for:

                  (i)      illegal, fraudulent or defamatory purposes;

                  (ii)     the bulk transmission of unsolicited emails;

                  (iii)    the  sending  of  harassing,   obscene,  indecent  or
                           offensive emails;

                  (iv)     the transmission of any Malicious Code;

                  (v) procuring unauthorised access to any other computer accessible through the internet; and

                  (vi) the reproduction, distribution, transmission, exploitation or publication of any material that constitutes an infringement of any Intellectual Property Rights of a third party.

         (g) No oppositions, cancellation actions, proceedings, Claims or complaints have been brought or threatened by any third party or any Government Agency in relation to the Internet Products.

         (h) The Vendors have not entered into any settlement, release, co-existence or other agreement, and there are no other circumstances (including an injunction, undertaking or court order) that might reasonably be expected to adversely affect the Vendors' rights to use, enforce or assign any of the Internet Products.

         MALICIOUS CODE means any computer program, code, device or component that is designed or may in the ordinary course of its operation, prevent, inhibit or impair the performance of an end user's system.

9.       CONTRACTS
--------------------------------------------------------------------------------

9.1      MATERIAL CONTRACTS

         The Contracts comprise all agreements and deeds to which the Vendors are a party or otherwise subject in respect of the 30 Day Challenge Business which:

         (a) involve or are likely to involve expenditure and other liabilities of the 30 Day Challenge Business in excess of $50,000;

         (b) are incapable of being fulfilled or performed within 12 months from the Completion Date; or

         (c) are material to or necessary for the conduct or operation of the 30 Day Challenge Business.

9.2      GENERAL ISSUES

         To the knowledge of the Vendors, each of the Contracts:

         (a)      is valid, binding and enforceable against the parties to it;

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30 DAY CHALLENGE BUSINESS AND ASSETS ACQUISITION AGREEMENT          HWL EBSWORTH
--------------------------------------------------------------------------------

         (b) is being properly performed by the Vendors and all other parties to it;

         (c)      is not subject to any notice of termination; and

         (d)      does not breach any restrictive trade practices Legislation.

9.3      NO RESTRICTIVE COVENANTS

         To the knowledge of the Vendors, the Vendors are not a party to any material agreement which materially restricts their freedom to engage in any activity or business in any area.

9.4      NO DEFAULT

         To the knowledge of the Vendors, no party to any Contract is in material default under it or would be in material default, but for the requirements of notice or lapse of time, or both.

9.5      NO NOTICES

         The Vendors have not received any notice which might affect any of their rights or the exercise of any rights by the Vendors in respect of any Contract.

9.6      ASSIGNMENT

         The Vendors have not at any time assigned or otherwise disposed of their interests in any Contract to which they were a party or may have been bound so that they have continuing liabilities.

9.7      NO OUTSTANDING OFFER

         No outstanding offer, tender or quotation has been given or made by the Vendors in relation to the 30 Day Challenge Business that is capable of giving rise to a contract merely by any unilateral act of a third party.

9.8      NO POWER OF ATTORNEY

         No power of attorney given by the Vendors in relation to the 30 Day Challenge Business or the Business Assets is in force, other than authorities under which officers, employees or agents may carry out the 30 Day Challenge Business in the ordinary course.

9.9      NO MATERIAL ADVERSE EFFECT

         Except for a condition or warranty implied by Law or contained in its standard terms of business, the Vendors in connection with the operation of the 30 Day Challenge Business have not given a condition or warranty, or made a representation, in respect of goods or services supplied or agreed to be supplied by them, or accepted an obligation that could give rise to a Liability after the goods or services have been supplied by them, that will, or would reasonably be likely to have, a Material Adverse Effect.

9.10     TERMINATION

         No party to any Contract is entitled or likely as a result of a change in ownership of the 30 Day Challenge Business or Business Assets to:

         (a)      terminate the Contract;

         (b) refuse to consent to the novation or assignment of the Contract to the Company; or

         (c) require the adoption of terms that are less favourable to the Company than the current terms.

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10.      COMPLIANCE WITH LEGISLATION
--------------------------------------------------------------------------------

10.1     RESTRICTIVE TRADE PRACTICES

         To the knowledge of the Vendors, neither of the Vendors is a party to any agreement, contract, arrangement or understanding whether legally enforceable or not in respect of the 30 Day Challenge Business, which is in breach of any restrictive trade practices Legislation and has not engaged in any conduct or practice in breach of that Legislation.

10.2     LICENCES OBTAINED

         The Vendors have all necessary licences, consents, permissions, authorities and permits required to conduct the 30 Day Challenge Business and have paid all fees due in relation to them and complied with all conditions under them.

11.      BUSINESS ASSETS
--------------------------------------------------------------------------------

         (a) Upon Completion the Company will own, or have the right to use (on terms no less favourable to the Company than the terms applicable prior to Completion), all of the Business Assets.

         (b) Copies of any bill of sale or any hiring or leasing agreement, hire purchase agreement, credit or conditional sale agreement, agreement for payment on deferred terms or any other similar agreement used in or relating to the 30 Day Challenge Business are contained in the Disclosure Statement.

         (c) The Vendors in the course of the 30 Day Challenge Business have not supplied, or agreed to supply, goods that have been, or will be, defective or that fail, or will fail, to comply with their terms of sale.

         (d) No goods in a state ready for supply by the Vendors in the course of the 30 Day Challenge Business are, or will be, defective or will fail to comply with terms of sale similar to terms of sale on which similar goods have previously been sold by the Vendors.

         (e) Prior to the Completion Date, the Vendors have not done or omitted to do any act which would adversely affect the Goodwill.

12.      LITIGATION
--------------------------------------------------------------------------------

12.1     NO LITIGATION PENDING OR THREATENED

         As far as the Vendors are aware, no investigation, prosecution, litigation, proceeding or any other form of mediation or dispute resolution is pending or threatened regarding the Vendors nor any person for whom they are or may be liable.

12.2     NO CIRCUMSTANCES

         To the knowledge of the Vendors, there are no circumstances which might give rise to any investigation, prosecution, litigation, proceeding or any other form of mediation regarding the 30 Day Challenge Business.

12.3     OUTSTANDING SETTLEMENTS

         (a) There are no outstanding settlements, judgments, decrees, awards, orders, or other decisions of any court, quasi-judicial body or Government Agency (including any competition authority) made against the Vendors that will, or

30 DAY CHALLENGE BUSINESS AND ASSETS ACQUISITION AGREEMENT          HWL EBSWORTH
--------------------------------------------------------------------------------

                  would reasonably be likely to, have a Material Adverse Effect on the 30 Day Challenge Business.

(b) In relation to the 30 Day Challenge Business the Vendors have not given an undertaking or written assurance (whether legally binding or not) to any court or Government Agency (including any competition authority) under any anti-trust or similar Legislation in any jurisdiction.

12.4     NO OFFENCE OR BREACH

         To the knowledge of the Vendors, neither the Vendors nor any of their officers have in conducting the 30 Day Challenge Business committed any criminal offence or any tort or any breach of the requirements or conditions of any Law or any breach of any other party's rights or any other legal requirement relating to the Vendors, the conduct of the 30 Day Challenge Business or use of the Business Assets.

13.      INSOLVENCY
--------------------------------------------------------------------------------

13.1     NO LIQUIDATION OR WINDING-UP

         Marillion has not gone into liquidation or passed a winding-up resolution or commenced steps for winding up or dissolution or received a deregistration notice or applied for deregistration or other analogous process under the Laws of Australia.

13.2     NO PETITION

         No petition or other process for winding-up has been presented  against
         Marillion   and  to  the   knowledge  of  the  Vendors   there  are  no
         circumstances justifying a petition or other process.

13.3     NO WRIT OF EXECUTION

         No writ of execution has been issued against Marillion or the property of Marillion or the Business Assets and to the knowledge of the Vendors there are no circumstances justifying a writ.

13.4     NO RECEIVER

         No receiver or official manager has been appointed in respect of the whole or any part of the Business Assets or undertaking of the 30 Day Challenge Business, and no such appointment has been threatened or is envisaged by the Vendors, and no judgment has been obtained nor any execution or process of any court or other authority has been issued against or been levied or enforced upon the Vendors, partly or wholly in respect of all or any part of the 30 Day Challenge Business or the Business Assets.

13.5     SOLVENCY

         Marillion:

         (a)      is able to pay its debts as and when they fall due;

         (b)      is not  insolvent or presumed to be  insolvent  under any Law;
                  and

         (c) is not insolvent under administration or has not taken any action which could result in that event.

30 DAY CHALLENGE BUSINESS AND ASSETS ACQUISITION AGREEMENT          HWL EBSWORTH
--------------------------------------------------------------------------------

14.      INSURANCE
--------------------------------------------------------------------------------

         The Vendors have not procured and do not hold any policies of insurance in respect of the 30 Day Challenge Business.

15.      EMPLOYEES
--------------------------------------------------------------------------------
         The Vendor has not engaged and there are currently no employees employed by the 30 Day Challenge Business.

16.      ENCUMBRANCES
--------------------------------------------------------------------------------

         Except as disclosed in the Accounts:

         (a) the Vendors have not granted or created, or agreed to grant or create, any guarantees, letters of comfort, indemnities, finance leases, hire purchase agreements or Encumbrances in respect of the 30 Day Challenge Business or the Business Assets, and will not at Completion be a party to loans which are currently in force or outstanding;

         (b) no person has given any guarantee or security to any other person for any Liability of the Vendors in respect of the 30 Day Challenge Business or the Business Assets;

         (c) there are no loans, guarantees, material undertakings, material commitments on capital account or unusual liabilities given, made or incurred by or on behalf of the Vendors in respect of the 30 Day Challenge Business or the Business Assets; and

         (d) at Completion, there are no amounts outstanding and/or appearing in the books of the Vendors as loan accounts repayable (or as amounts otherwise due) to the Vendors in respect of the 30 Day Challenge Business or the Business Assets.

17.      RECORDS
--------------------------------------------------------------------------------

         (a)      The Records:

                  (i) are complete, correct and not misleading in all material respects;

                  (ii)     have been fully and properly maintained;

                  (iii) give a true and fair view of the trading transactions, financial and contractual position of the 30 Day Challenge Business and of its assets and liabilities; and

                  (iv)     so  far  as  is  relevant,   have  been  prepared  in
                           accordance with applicable Laws and the Accounting Standards.

(b) Any Records retained by the Vendors will not be utilised by the Vendors in any way that would materially prejudice the benefit of the Business Assets sold to the Company pursuant to this Agreement.

30 DAY CHALLENGE BUSINESS AND ASSETS ACQUISITION AGREEMENT          HWL EBSWORTH
--------------------------------------------------------------------------------

18.      ACCURACY OF INFORMATION
--------------------------------------------------------------------------------

18.1     DISCLOSURE

         All information given by or on behalf of the Vendors or their advisers to the Company or its advisers in respect of the Vendors and the 30 Day Challenge Business is accurate and not misleading.

18.2     INFORMATION PROVIDED

         At as the Completion Date, the Vendors are not aware of any materially adverse information relating to the Vendors and the 30 Day Challenge Business that has not been made available to the Company before the Completion Date.

19.      SECURITY INTERESTS
--------------------------------------------------------------------------------

         Except as disclosed in the Accounts:

         (a) the Vendors have not granted or created, or agreed to grant or create, any guarantees, letters of comfort, indemnities, finance leases, hire purchase agreements or Security Interests, and will not at Completion be a party to loans which are currently in force or outstanding;

         (b) no person has given any guarantee or security to any other person for any Liability of the Vendors in respect of the 30 Day Challenge Business;

         (c) there are no loans, guarantees, material undertakings, material commitments on capital account or unusual liabilities given, made or incurred by or on behalf of the Vendors in respect of the 30 Day Challenge Business; and

         (d) at Completion, there are no amounts outstanding and/or appearing in the books of the 30 Day Challenge Business as loan accounts repayable (or as amounts otherwise due) to the Vendors.

20.      RELATED PARTY TRANSACTIONS
--------------------------------------------------------------------------------

20.1     ARM'S LENGTH TERMS

         Any contract, arrangement or understanding between the Vendors and any related party, partner or officer of the Vendors is on terms that would be reasonable in the circumstances if the relevant parties were dealing at arm's length and on commercial terms.

20.2     SHAREHOLDER AND INTER-COMPANY LOANS

         At Completion, no outstanding loan or other form of debt or financial accommodation or Security Interest will exist which has been provided or agreed to be provided between the Vendors and any related party, partner or officer of the Vendors.

30 DAY CHALLENGE BUSINESS AND ASSETS ACQUISITION AGREEMENT          HWL EBSWORTH
--------------------------------------------------------------------------------


                                   SCHEDULE 3
                     30 DAY CHALLENGE INTELLECTUAL PROPERTY



ITEM 1:            BUSINESS NAMES
                   30 Day Challenge


ITEM 2:            TRADE MARKS
                   Nil


ITEM 3:            PATENTS
                   Nil


ITEM 4:            DOMAIN NAMES
                   HTTP://WWW.30DC.TV
                   ------------------
                   HTTP://WWW.30DCFB.COM
                   ---------------------
                   HTTP://WWW.30DCINC.BIZ
                   ----------------------
                   HTTP://WWW.30DCINC.CO.UK
                   ------------------------
                   HTTP://WWW.30DCINC.COM
                   ----------------------
                   HTTP://WWW.30DCINC.MOBI
                   -----------------------
                   HTTP://WWW.30DCINC.NET
                   ----------------------
                   HTTP://WWW.30DCINC.ORG
                   ----------------------
                   HTTP://WWW.30DCINC.ORG.UK
                   -------------------------
                   HTTP://WWW.30DCINC.TV
                   ---------------------
                   HTTP://WWW.30DCINC.US
                   ---------------------
                   HTTP://WWW.30DCLLC.COM
                   ----------------------
                   HTTP://WWW.30DCPLUS.COM
                   -----------------------
                   HTTP://WWW.DOMINICHE.COM
                   ------------------------
                   HTTP://WWW.NICHEMOGUL.COM
                   -------------------------
                   HTTP://WWW.SELLING-YOUR-WEBSITE.COM
                   -----------------------------------
                   HTTP://WWW.THIRTYDAYCHALLENGE.BIZ
                   ---------------------------------
                   HTTP://WWW.THIRTYDAYCHALLENGE.CO.UK
                   -----------------------------------
                   HTTP://WWW.THIRTYDAYCHALLENGE.COM
                   ---------------------------------
                   HTTP://WWW.THIRTYDAYCHALLENGE.ME
                   --------------------------------
                   HTTP://WWW.THIRTYDAYCHALLENGE.MOBI
                   ----------------------------------
                   HTTP://WWW.THIRTYDAYCHALLENGE.ORG.UK
                   ------------------------------------
                   HTTP://WWW.THIRTYDAYCHALLENGE.TV
                   --------------------------------
                   HTTP://WWW.THIRTYDAYCHALLENGE.US
                   --------------------------------
                   HTTP://WWW.THIRTYDAYCHALLENGEPLUS.COM
                   -------------------------------------
                   HTTP://WWW.VREMAGNATE.COM
                   -------------------------
                   HTTP://WWW.VREMOGUL.COM (WEBSITES)
                   -----------------------

30 DAY CHALLENGE BUSINESS AND ASSETS ACQUISITION AGREEMENT          HWL EBSWORTH
--------------------------------------------------------------------------------



                                   SCHEDULE 4
                                INTERNET PRODUCTS



         1.       The Websites (refer to Schedule 3);

         2        Files and source code associated with the Websites;

         3. Operating software associated with the Websites and the 30 Day Challenge Business;

         4.       Email addresses associated with the Websites; and

         5. Rights to use the website and autoresponder copy associated with the Websites.

                                   SCHEDULE 5
                              DISCLOSURE STATEMENT

Nil

                                   SCHEDULE 6
                                 CUSTOMER LISTS



         1.       Customer  and  prospect  email  lists   associated   with  the
                  Websites; and

         2.       Email addresses associated with the 30 Day Challenge Business.

                                   SCHEDULE 7
                               ASSUMED LIABILITIES

Trade Creditors:

Nil

                                   SCHEDULE 8
                                    CONTRACTS



         1. Contracts evidencing the rights of the Vendors to use the website and autoresponder copy associated with the Websites;

         2. Revenue and expense operating accounts and contracts including PayPal; and

         3. Contracts evidencing the rights of the Vendors to operate the Websites.

EXECUTED AS AN AGREEMENT



SIGNED for and on behalf of 30DC, INC. by    )
its authorised officer:                      )   ..............................
                                                   Director


                                                   ............................
                                                   (Print) Full Name




SIGNED SEALED AND DELIVERED for and on behalf of      )
MARILLION PARTNERSHIP by:                             )



.................................      ..........................................
Partner                               Partner

.................................      ..........................................
Name (please Print)                   Name (please Print)




SIGNED by EDWARD WELLS DALE in          )
the presence of:                        )




.................................      ..........................................
Signature of Witness                  Signature of EDWARD WELLS DALE

.................................      ..........................................
(Print) Name of Witness               Address

                                   ANNEXURE A
                                    ACCOUNTS

                                   ANNEXURE B
                      ED DALE EXECUTIVE SERVICES AGREEMENT

EXECUTIVE SERVICES AGREEMENT







30DC, INC.


and


EDWARD WELLS DALE











Level 14
Australia Square
264-278 George Street
SYDNEY  NSW  2000
DX 129 SYDNEY
ABN 37 246 549 189
Tel:     (02) 9334 8555
Fax:     1300 369 656

WWW.HWLEBSWORTH.COM.AU


                                                TABLE OF CONTENTS


1.       DEFINITIONS AND INTERPRETATION......................................................................1

         1.1      DEFINITIONS................................................................................1
         1.2      INTERPRETATION.............................................................................2

2.       ENGAGEMENT AND PLACE OF WORK........................................................................3

         2.1      ENGAGEMENT.................................................................................3
         2.2      PRINCIPAL PLACE OF WORK....................................................................4

3.       COMMENCEMENT........................................................................................4

4.       REMUNERATION AND REVIEW.............................................................................4

         4.1      REMUNERATION...............................................................................4
         4.2      PERFORMANCE BONUS..........................................................................4
         4.3      REVIEW.....................................................................................4

5.       EXPENSES AND OTHER ENTITLEMENTS.....................................................................5

         5.1      EXPENSES...................................................................................5
         5.2      OTHER ENTITLEMENTS.........................................................................5
         5.3      ENTITLEMENT OF THE EXECUTIVE ON THE OCCURRENCE OF A TAKEOVER EVENT OR TRADE SALE...........5

6.       RESPONSIBILITIES AND DUTIES.........................................................................6

7.       LEAVE...............................................................................................7

         7.1      ANNUAL LEAVE...............................................................................7
         7.2      PAID PERSONAL/CARER'S LEAVE................................................................7
         7.3      PUBLIC HOLIDAYS............................................................................8
         7.4      UNPAID CARER'S LEAVE.......................................................................8
         7.5      UNPAID PARENTAL LEAVE......................................................................8
         7.6      COMPASSIONATE LEAVE........................................................................8
         7.7      LONG SERVICE LEAVE.........................................................................8
         7.8      DISCRETIONARY LEAVE........................................................................8
         7.9      ACCIDENT COMPENSATION LEAVE................................................................9

8.       POLICIES AND PROCEDURES.............................................................................9

9.       INTELLECTUAL PROPERTY...............................................................................9

10.      CONFIDENTIALITY....................................................................................10

11.      CONFLICT OF INTEREST...............................................................................10

12.      TERMINATION........................................................................................11

         12.1     RESTRICTION ON TERMINATION................................................................11
         12.2     BY THE COMPANY WITHOUT NOTICE.............................................................11
         12.3     BY THE COMPANY WITH NOTICE................................................................11
         12.4     BY THE EXECUTIVE WITH NOTICE..............................................................11
         12.5     CONSEQUENCES OF TERMINATION...............................................................12
         12.6     BOARD REACTION TO TERMINATION.............................................................12
         12.7     RETURN OF COMPANY PROPERTY................................................................12


13.      REAPPOINTMENT......................................................................................13

         13.1     REAPPOINTMENT.............................................................................13
         13.2     FURTHER AGREEMENT.........................................................................13

14.      GRIEVANCE AND DISPUTE RESOLUTION PROCEDURE.........................................................13

         14.1     DISPUTE...................................................................................13
         14.2     NOTICE OF DISPUTE.........................................................................13
         14.3     DISPUTE RESOLUTION........................................................................13

15.      NOTICES............................................................................................14

16.      GENERAL PROVISIONS.................................................................................15

         16.1     GOVERNING LAW.............................................................................15
         16.2     ENTIRE AGREEMENT..........................................................................15
         16.3     NO RELIANCE...............................................................................15
         16.4     NO WAIVER.................................................................................15
         16.5     SEVERABILITY..............................................................................15
         16.6     BINDING NATURE............................................................................15
         16.7     NO VARIATION..............................................................................15
         16.8     NO ASSIGNMENT.............................................................................15
         16.9     COUNTERPARTS..............................................................................15
         16.10    EXTENT THAT THE LAW PERMITS...............................................................16
         16.11    SPECIFIC PERFORMANCE......................................................................16
         16.12    CUMULATIVE RIGHTS.........................................................................16


SCHEDULE................................................................................................... 17

EXECUTIVE SERVICES AGREEMENT                                        HWL EBSWORTH
--------------------------------------------------------------------------------


EXECUTIVE SERVICES AGREEMENT


DATE                       19 June 2009
--------------------------

PARTIES
--------------------------

                           30DC, INC. of 69 Ardmillan Road, Moonee Ponds, Victoria, Australia


                                                                       (COMPANY)

                           EDWARD WELLS DALE of 69 Ardmillan Road, Moonee Ponds, Victoria, Australia

                                                                     (EXECUTIVE)


BACKGROUND
--------------------------

                           A. The Company offers the Executive employment on the terms and conditions set out in this Agreement.

                           B. The Executive wishes to accept the offer of employment on the terms set out in this Agreement.

--------------------------------------------------------------------------------

AGREEMENT

1.       DEFINITIONS AND INTERPRETATION
--------------------------------------------------------------------------------

1.1      DEFINITIONS

         In this Agreement, unless the context otherwise requires:

         30 DAY CHALLENGE BUSINESS means the internet marketing business and educational program owned and operated by the Company;

         30DC GROUP means the businesses and entities operating within the Company and includes the 30 Day Challenge Business, the Immediate Edge Business and the Facebook Applications Business;

         AGREEMENT means this agreement, the Schedules and Annexures attached to this agreement and any document or documents supplemental to this agreement;

         BOARD means the board of directors of the Company, and includes any committee of the Board duly appointed by it;

         BUSINESS DAY means a day which is not a Saturday, Sunday or public holiday in Delaware, United States of America;

EXECUTIVE SERVICES AGREEMENT                                        HWL EBSWORTH
--------------------------------------------------------------------------------

         CHAIRMAN means the person appointed as Chairman of the Board of the Company from time to time;

         COMMENCEMENT DATE means the commencement date set out in Item 1 of the Schedule;

         CONFIDENTIAL INFORMATION has the meaning given in clause 10(a);

         EMPLOYMENT means the employment of the Executive under this Agreement;

         EMPLOYMENT COST means the remuneration package, including the Salary, non salary payments and benefits (for the avoidance of doubt this does not include performance-based bonuses referred to in clause 4.2) provided to the Executive in accordance with clauses 4 and 5 includes any applicable taxation payable on the components of the remuneration package (whether income tax, fringe benefits tax or otherwise), set out in Item 6 of the Schedule;

         FACEBOOK APPLICATIONS BUSINESS means the business of developing and operating the Facebook applications: "Peel a Meal", "Brimmies Super Cups" and "Pop the Top", owned and operated by the Company;

         IMMEDIATE EDGE BUSINESS means the online education and training business in internet marketing and small business start up, owned and operated by the Company;

         INTELLECTUAL PROPERTY means:

         (a)      copyright;

         (b) all rights conferred under statute, common law or equity in relation to inventions (including patents);

         (c)      registered and unregistered trademarks;

         (d)      registered and unregistered designs;

         (e)      circuit layouts; and

         (f) all other agreed rights resulting from intellectual activity in the industrial and mining fields;

         MONTH means calendar month;

         PRINCIPAL  PLACE OF WORK means the  principal  place of work set out in
         Item 3 of the Schedule;

         REASONABLE ADDITIONAL HOURS means hours in excess of normal working hours but such that the total number of hours worked per week does not exceed 48 hours in any given week;

         SALARY means the amount set out in Item 5 of the Schedule; and

         TERM means the term set out in Item 2 of the Schedule.

1.2      INTERPRETATION

         In this Agreement, unless the context otherwise requires:

         (a)      the singular includes the plural and vice versa;

         (b)      a reference to gender includes both genders;

         (c) the word "person" means a natural person and any association, body or entity whether incorporated or not;

EXECUTIVE SERVICES AGREEMENT                                        HWL EBSWORTH
--------------------------------------------------------------------------------

         (d) headings in this Agreement are for convenience only and do not affect its interpretation or construction;

         (e) a reference to writing includes any communication sent by post, fax or e-mail transmission;

         (f) where any word or phrase is defined, any other part of speech or other grammatical form of that word or phrase has a cognate meaning;

         (g) a reference to any statute, proclamation, rule, code, regulation or ordinance includes any amendment, consolidation, modification, re-enactment or reprint of it or any statute, proclamation, rule, code, regulation or ordinance replacing it;

         (h) a reference to US DOLLARS or USD or US$ is a reference to the lawful tender of the United States of America;

         (i) a reference to AUSTRALIAN DOLLARS or AUD or A$ is a reference to the lawful tender of the Commonwealth of Australia;

         (j) a reference to time refers to time in Delaware, United States of America;

         (k) mentioning anything after "include", "includes" or "including" does not limit what else might be included;

         (l) no rule of construction applies to the disadvantage of a party because this Agreement is prepared by (or on behalf of) that party;

         (m) a reference to any thing is a reference to the whole and each part of it;

         (n) a reference to a group of persons is a reference to all of them collectively and to each of them individually;

         (o) any direction, approval, discretion or decision given, exercised or made by the Board under this Agreement will be deemed to be a direction, approval, discretion or decision given, exercised or made by the Company pursuant to an irrevocable authority given to the Board by the Company to act for and on its behalf; and

         (p) any direction, approval, discretion or decision given, exercised or made by the Chairman under this Agreement will be deemed to be a direction, approval, discretion or decision given, exercised or made by the Company pursuant to an irrevocable authority given to the Chairman by the Board to act for and on behalf of the Company.

2.       ENGAGEMENT AND PLACE OF WORK
--------------------------------------------------------------------------------

2.1      ENGAGEMENT

         The Executive will:

         (a) be employed by the Company in the position of Chief Executive Officer of the Company, and will continue to be so employed for the Term unless the Employment is terminated by either party in accordance with the terms of this Agreement;

         (b) serve the Company as Chief Executive Officer under this Agreement with responsibility for planning, directing and controlling the operations of the Company in line with the strategy agreed by the Board and in accordance with the authority delegated to him by the Board from time to time. The Executive's key areas of responsibility are set out in Item 4 of the Schedule to this Agreement;

EXECUTIVE SERVICES AGREEMENT                                        HWL EBSWORTH
--------------------------------------------------------------------------------

         (c) serve the Company in such additional offices or capacities as may be assigned to him by the Board from time to time consistent with his position; and

         (d) report to the Board or to such other persons as the Board may nominate from time to time.

2.2      PRINCIPAL PLACE OF WORK

         The Company acknowledges and agrees that the Executive shall perform the Employment at the Principal Place of Work or such other place nominated by him provided he is able to perform his duties as determined by the Board.

3.       COMMENCEMENT
--------------------------------------------------------------------------------

         The Executive will commence work on the Commencement Date.

4.       REMUNERATION AND REVIEW
--------------------------------------------------------------------------------

4.1      REMUNERATION

         (a) The Company will pay the Employment Cost to the Executive as remuneration for his services.

         (b) The Employment Cost will comprise the Salary and other entitlements as set out in clause 5.2 and shall otherwise be adjusted in accordance with this Agreement.

         (c) Subject to clause 4.1(d), the Executive will be entitled to receive the Employment Cost wholly by way of salary or partly by way of salary and partly by way of such other benefits as the Company may lawfully provide to him, as the Executive may elect from time to time consistent with the policy of the Company on such matters, provided that the cost to the Company, including any applicable fringe benefits tax, does not exceed the Employment Cost.

         (d) The Salary will be paid to the Executive by equal monthly instalments on the 15th day of each Month or as otherwise agreed.

         (e) The Executive's remuneration including the Employment Cost is compensation to the Executive for all time worked or time off in lieu of time worked, as such, the Executive is not entitled to additional payment for Reasonable Additional Hours worked, or time off in lieu of Reasonable Additional Hours worked.

4.2      PERFORMANCE BONUS

         In addition to the Employment Cost, the Board and the Executive will agree upon milestones for bonus achievement. The actual bonus amount and the method of payment will be determined by the Board in its absolute discretion, details of which are set out in Item 7 of the Schedule.

4.3      REVIEW

         (a) The Executive's remuneration will be subject to annual review by the Board. At each review, the Employment Cost will be reviewed having regard to such matters as the responsibilities of the Executive, the performance of the Company, the performance of the 30DC Group, the performance of the Executive, the remuneration available in the workforce outside the 30DC Group for persons with responsibilities and experience equivalent to those of the Executive and the benefits which have accrued and will accrue to the Executive

EXECUTIVE SERVICES AGREEMENT                                        HWL EBSWORTH
--------------------------------------------------------------------------------


                  under this Agreement. At each review the Employment Cost may be increased by such amount as the Board may determine and any such increase will take effect on the date determined by the Board.

         (b) The Executive may, at any time in writing, request that the Employment Cost be varied. The Company may after a full investigation into performance agree to the variation of the Employment Cost and the terms of this Agreement shall be altered accordingly.

         (c) The Company shall not unreasonably refuse a request for variation of the Employment Cost. However, it shall not be unreasonable for the Company to refuse such a request where the request is made sooner than six Months after an earlier agreement has been reached between the parties in relation to the Employment Cost.

         (d) In the event that there is a change in the cost of the other entitlements provided to the Executive arising from any cause whatsoever, the Company shall have the right after notification to the Executive to alter the terms of the Agreement accordingly.

5.       EXPENSES AND OTHER ENTITLEMENTS
--------------------------------------------------------------------------------

5.1      EXPENSES

         The Company will reimburse the Executive for all reasonable business class travel, hotel, entertainment, home telephone, internet and other expenses properly incurred by him in the performance of his duties provided that the Executive must produce to the Board such records and receipts verifying those expenses as the Board may reasonably request in accordance with the Company's policy in this regard from time to time.

5.2      OTHER ENTITLEMENTS

         Without limiting clause 5.1 in any way, the Executive will also be entitled to:

         (a) use a Company credit or debit card linked to a designated expense account for such expenses as are reasonably incurred by the Executive in the performance of his duties provided that such expenses are supported by appropriate receipts; and

         (b) an appropriate level of coverage for a senior executive under the Company's director's and officer's insurance.

5.3 ENTITLEMENT OF THE EXECUTIVE ON THE OCCURRENCE OF A TAKEOVER EVENT OR TRADE SALE

         (a)      For the purposes of this clause 5.3:

                  (i) a TAKEOVER EVENT occurs if, at any time during the Term, an off-market bid, a market bid, scheme of arrangement or offer or invitation is made to all shareholders of the Company to purchase or otherwise acquire shares from them within a specified period and the bid, scheme or offer becomes unconditional, and:

                           (A) the offeror has at least 50% of the voting power in the Company; or

                           (B) the directors issue a statement recommending that the bid, scheme or offer (as the case may be) be accepted or approved by shareholders of the Company; and

                  (ii)     TRADE SALE means a sale of:

                           (A)      the  main  operating   subsidiaries  of  the
                                    Company;

EXECUTIVE SERVICES AGREEMENT                                        HWL EBSWORTH
--------------------------------------------------------------------------------

                           (B)      all or a substantial part of the 30DC Group;
                                    or

                           (C) all or substantially all of the assets of the Company, during the Term.

         (b) Notwithstanding the provisions of clause 12.1, if a Trade Sale or a Takeover Event occurs and the Executive is required to resign as Chief Executive Officer of the Company and this Agreement is effectively terminated, then in addition to any other entitlements due to the Executive in accordance with the terms of this Agreement, the Executive will be entitled to:

                  (i) be paid a lump sum equal to at least the total of all amounts that, if the Employment had continued until the end of the Term, the Company would have become liable to pay to the Executive because of the Employment continuing during that period; and

                  (ii) be issued with that number of shares in the Company comprising 50% of the Salary.

6.       RESPONSIBILITIES AND DUTIES
--------------------------------------------------------------------------------

         (a)      During the course of the Employment, the Executive:

                  (i) will carry out the duties appropriate to his appointment as Chief Executive Officer and in so doing he must use his best endeavours to further the prosperity and enhance the reputation of the Company and the 30DC Group and must comply with all lawful orders and instructions given to him by the Board;

                  (ii) must not, without the prior written consent of the Board, directly or indirectly be engaged or interested in any other business activity competing with that of the 30DC Group but this will not preclude the Executive from holding or acquiring not more than 5% of the shares or securities of any corporation officially listed on any recognised stock exchange or holding or acquiring any real property by way of passive personal investment which holding or acquisition is not inconsistent with the intent of the foregoing provisions of this clause; and

                  (iii) may, with the prior written consent of the Board, accept appointments as a director of other corporations and to the boards of committees and charities and devote such time as may be necessary to these activities on such terms as the Board may agree.

         (b) Unless absent on leave as provided under this Agreement or through illness or injury, during the course of the Employment the Executive must devote the whole of his time and attention during normal working hours and at such other times as may be reasonably necessary to his duties and responsibilities and to the business of the 30DC Group.

         (c)      The Executive acknowledges that:

                  (i) the Employment Cost includes a provision for the Reasonable Additional Hours which the Executive may be required to work; and

                  (ii) he has no further entitlement to pay or time off in lieu for all such Reasonable Additional Hours worked by him.

EXECUTIVE SERVICES AGREEMENT                                        HWL EBSWORTH
--------------------------------------------------------------------------------

                  (d)      The Executive  must  undertake such travel during the
                           course  of  the   Employment   as  the   Company  may
                           reasonably require from time to time.

                  (e) In addition to the above provisions the Executive must:

                           (i)      carry   out  all   lawful   and   reasonable
                                    instructions given to the Executive by the Board in relation to the Employment;

                           (ii) serve the Company and the 30DC Group faithfully, efficiently and diligently and exercise all due care and skill in the performance of the Executive's duties;

                           (iii) refrain from acting or giving the appearance of acting contrary to the interests of the Company and the 30DC Group;

                           (iv) not solicit or attempt to persuade any clients of the Company and the 30DC Group to use the services of any other business;

                           (v) keep confidential all raw data and trade secrets the Executive acquires during the Employment with the Company and the 30DC Group, including techniques, product information, client lists and any other information which is confidential to the Company and the 30DC Group; and

                           (vi) carry out any other duties reasonably required by the Company and the 30DC Group to the best of the Executive's skills and abilities.

         (f) Where appropriate, the Executive may be required to undertake training as arranged by the Company and the 30DC Group for the acquisition of a broader range of skills and competence and the better performance of the Executive's duties.

         (g)      Each of the Company and the  Executive  will act towards  each
                  other  with  respect  to  this   Agreement   and  all  matters
                  incidental to it in good faith.

7.       LEAVE
--------------------------------------------------------------------------------

7.1      ANNUAL LEAVE

         (a) The Executive shall be entitled to 20 working days' holidays in each calendar year (in addition to the usual public or statutory holidays) to be taken at such times as shall be agreed between the Executive and the Company.

         (b) Annual leave accrues every four weeks on a pro-rata basis and is cumulative.

7.2      PAID PERSONAL/CARER'S LEAVE

         (a)      The Executive is entitled to:

                  (i) accrue an amount of paid personal/carer's leave, for each completed four-week period of continuous service with the Company, of 1/13 of 20 days of paid personal leave; and

                  (ii) take an amount of paid personal/carer's leave if the amount of leave is accrued.

         (b) Paid personal leave accrues on a pro-rata basis and is cumulative.

         (c)      In relation to the accrual in clause 7.2(a)(i),  the Executive
                  will   accrue   this  leave  at  the  rate  of  20  days  paid
                  personal/carer's leave per annum.

EXECUTIVE SERVICES AGREEMENT                                        HWL EBSWORTH
--------------------------------------------------------------------------------

         (d) To be entitled to paid personal leave during a period the Executive must:

                  (i) give the Company notice that the Executive is (or will be) absent from the Employment during the period because of the Executive's illness or the Executive's injury, or to care for a member of the Executive's immediate family or household. The notice must be given to the Company as soon as reasonably practicable; and

                  (ii) for periods of paid personal/carer's leave of two days or more, provide the Company with either a medical certificate from a registered health practitioner, or if it is not reasonably practicable for the Executive to give the Company a medical certificate, a statutory declaration made by the Executive.

         (e) If at the time the Employment ends the Executive has untaken accrued paid personal leave, the Executive is not entitled to any payment in respect of that untaken leave.

7.3      PUBLIC HOLIDAYS

         The Executive is entitled to public holidays prescribed by the State of Delaware, United States of America and Australia.

7.4      UNPAID CARER'S LEAVE

         (a) The Executive is entitled to a period of up to two days' unpaid carer's leave for each occasion when a member of the Executive's immediate family, or a member of the Executive's household, requires care or support because of:

                  (i)      a personal illness, or injury, of the member; or

                  (ii)     an unexpected emergency affecting the member.

         (b) Notice of unpaid carer's leave must be given to the Company as soon as reasonably practicable.

7.5      UNPAID PARENTAL LEAVE

         The Executive is entitled to unpaid parental leave in accordance with the provisions of the laws of the State of Delaware.

7.6      COMPASSIONATE LEAVE

         (a) The Executive is entitled to two days' paid leave for each permissible occasion.

         (b) A permissible occasion is the death, serious injury or serious illness of the Executive's immediate family or a member of the Executive's household.

         (c) Notice of compassionate leave must be given to the Company as soon as reasonably practicable.

7.7      LONG SERVICE LEAVE

         The Executive is entitled to long service leave in accordance with applicable legislation.

7.8      DISCRETIONARY LEAVE

         All leave in addition to the leave entitlements outlined in this clause is at the discretion of the Company, including as to whether any such additional leave, if any, is paid or unpaid.

EXECUTIVE SERVICES AGREEMENT                                        HWL EBSWORTH
--------------------------------------------------------------------------------

7.9      ACCIDENT COMPENSATION LEAVE

         (a) In the event of a claim for accident compensation being brought by the Executive, the Company shall pay the difference between compensation benefits available under the appropriate State and/or Federal legislation and the Salary for a maximum period of 52 weeks. The Executive may utilise accrued leave credits for absences beyond the period for which compensation is made. Leave without pay may be granted where entitlements to paid leave have been exhausted.

         (b)      Payments made under clause 7.9(a) shall cease on the date:

                  (i)      on which the Executive is fit to resume duty;

                  (ii) that the Executive receives a disability benefit from a retirement plan; or

                  (iii) on which a lump sum redemption is received, whichever comes first.

         (c) The Executive is obliged to refund any make-up pay received if the Executive receives a settlement sum in a civil claim which specifically compensates the Executive for make-up payments.

8.       Policies and procedures
--------------------------------------------------------------------------------

         (a) The Company, in order to comply with its legal obligations and employment best practice, will from time to time introduce policies and procedures with respect to, for example, workplace surveillance (including email and internet usage), anti-discrimination, equal employment opportunity and occupational health and safety.

         (b) The Executive agrees to read and become familiar with such policies and procedures and comply with them and encourage others to do likewise.

         (c)      These  policies  and  procedures  do not  form  part  of  this
                  Agreement  and  are  not  incorporated   into  the  terms  and
                  conditions of the Employment with the Company.

         (d) A policy or procedure introduced by the Company may contain provisions to redress breach of that policy. Steps taken by the Company to redress breach of a policy or procedure by the Executive may include warning, suspension or termination.

9.       Intellectual Property
--------------------------------------------------------------------------------

         (a) All rights of any nature in relation to Intellectual Property developed or created by the Executive using the Company's resources, on the Company's premises or in the course of the Employment, whether such Intellectual Property was created during business hours or not, will vest in the Company upon creation, and the Executive will have no claim to or interest of any nature in such Intellectual Property, unless otherwise agreed in writing by the Executive and the Company.

         (b) Notwithstanding clause 9(a), and to the extent possible, the Executive shall assign to the Company all present and future rights in relation to Intellectual Property developed or created by the Executive using the Company's resources, on the Company's premises or in the course of the Employment.

         (c)      The assignment in clause 9(b) is:

                  (i)      without restriction as to use or territory;

                  (ii)     in perpetuity; and

EXECUTIVE SERVICES AGREEMENT                                        HWL EBSWORTH
--------------------------------------------------------------------------------

                  (iii)    effective   without  any   further   payment  to  the
                           Executive, whether by way of royalty or otherwise, in consideration for the assignment.

         (d) The Executive must do all things necessary to give effect to this assignment.

         (e) The Executive gives consent to the Company for all acts or omissions (whether occurring before or after the date of this Agreement) made in relation to any work created during the course of the Employment, which would otherwise be an infringement of the Executive's moral rights in the relevant work.

10.      CONFIDENTIALITY
--------------------------------------------------------------------------------

         (a) During the Employment and at all times after the termination of the Employment, the Executive must not, except:

                  (i)      in the proper course of his duties;

                  (ii)     as may be required by law; or

                  (iii)    with the prior consent in writing of the Board,

                  divulge or disclose to any other person, firm or corporation any confidential information relating to the Company or the 30DC Group, being specifically any raw data, technology, or process which is confidential or of a sensitive nature and not already in the possession of the Executive prior to the Employment or in the public domain, or any trade secrets of which he may become possessed whilst employed in any way whatsoever by the Company (collectively referred to as the CONFIDENTIAL INFORMATION).

         (b) The Executive must not use or attempt to use the Confidential Information in any manner which will or may cause or be calculated to cause injury or loss to the Company or the 30DC Group.

         (c) During the Employment, the Executive must use his best endeavours to prevent the unauthorised disclosure of any of the Confidential Information by or to third parties.

         (d) The provisions of clauses 10(a) and 10(b) of this Agreement will continue to apply after termination of the Employment without limitation in point of time but will cease to apply to information or knowledge which may come into the public domain, other than by breach by the Executive of this Agreement.

         (e) Since any breach of the provisions of clauses 10(a), 10(b) and 10(c) of this Agreement may diminish the value of the Confidential Information, the Executive acknowledges that the Company, for itself and on behalf of the 30DC Group, will be entitled to equitable relief, including but not limited to injunctive relief and specific performance, without showing or proving actual damages sustained by the Company or the 30DC Group and the Executive also acknowledges that the Company and the 30DC Group will also be entitled to money damages.

11.      CONFLICT OF INTEREST
--------------------------------------------------------------------------------

         (a) The Executive must at the earliest opportunity, disclose in writing to the Board any financial, legal, professional or personal interest that may conflict with the conduct of his duties or responsibilities under this Agreement or with the business of the Company and the 30DC Group.

EXECUTIVE SERVICES AGREEMENT                                        HWL EBSWORTH
--------------------------------------------------------------------------------

         (b) The Executive may, with the prior written consent of the Board, engage in activities outside the Employment where:

                  (i) the Executive's involvement in such activities does not affect the performance of his official duties;

                  (ii)     there is no conflict of interest;

                  (iii)    there is no inconvenience to the Company; and

                  (iv) no Company property or resources are used for such activities without express permission of the Board.

12.      TERMINATION
--------------------------------------------------------------------------------

12.1     RESTRICTION ON TERMINATION

         Subject to the provisions of clauses 5.3(b) and 12.2, this Agreement may not be terminated by either party during the 24 Month period commencing on the Commencement Date.

12.2     BY THE COMPANY WITHOUT NOTICE

         (a) Where the Board decides to terminate the Employment for reasons specified in this clause, it may do so by giving notice effective forthwith and without payment of any salary, allowances or incentives of any nature, other than as accrued to the date of termination. Termination without notice may occur in circumstances where the Executive:

                  (i) is or becomes incapacitated by illness or injury from performing his duties under this Agreement for a period of not less than three consecutive Months or any periods aggregating not less than three Months in any period of 12 Months;

                  (ii)     is guilty of any serious or wilful misconduct;

                  (iii) is charged with any criminal offence which in the reasonable opinion of the Board brings the Executive, the Company or the 30DC Group into serious disrepute;

                  (iv) becomes prohibited by law from becoming or holding office as a director;

                  (v) is or becomes bankrupt or makes a composition or arrangement with his creditors generally or takes advantage of any statute for the relief of insolvent debtors; or

                  (vi) is or becomes of unsound mind or a person whose person or estate is liable to be dealt with under any law relating to mental health.

12.3     BY THE COMPANY WITH NOTICE

         Subject to clause 12.1, the Company may terminate the Employment at any time by giving six Months' notice in writing to the Executive.

12.4     BY THE EXECUTIVE WITH NOTICE

         Subject to clause 12.1, the Executive may terminate the Employment by giving six Months' notice in writing to the Company. If the Executive does not give the required period of notice then the Company may withhold money equivalent to the Executive's remuneration for the shortfall in the required period of notice, on the basis that amount be

EXECUTIVE SERVICES AGREEMENT                                        HWL EBSWORTH
--------------------------------------------------------------------------------

         forfeited by the Executive to the Company.

12.5     CONSEQUENCES OF TERMINATION

         Where either the Executive or the Company gives notice of termination of the Employment, on the date that notice is given or at any time after that during the currency of the notice, the Company may do any of
         (a), (b) or (c) below:

         (a) pay the Executive a lump sum equal to at least the total of all amounts that, if the Employment had continued until the end of the required period of notice, the Company would have become liable to pay to the Executive because of the Employment continuing during that period. If the Company makes that payment then the Employment terminates on tender by the Company to the Executive of that lump sum;

         (b) require the Executive to not attend for work (for the balance of the period of the notice); or

         (c) require the Executive to continue to attend for work or to work from another place (for the balance of the period of the notice) but to perform duties that are different to those the Executive were required to perform at times during the Employment, providing the Executive has the necessary skills and competencies to perform those duties.

12.6     BOARD REACTION TO TERMINATION

         If at any time either the Company or the Executive gives the other notice of termination of the Employment, the Board will immediately be entitled to:

         (a) require the Executive to resign from his position. The Executive irrevocably appoints the company secretary of the Company as his attorney to provide his resignation on his behalf;

         (b) appoint, with effect from such date as may be designated by the Board, another person to undertake, as successor to the Executive, the duties and responsibilities that were being carried out by the Executive immediately prior to the date upon which any such notice of termination is given; and

         (c) require the Executive to assist any person appointed as his successor to carry out the duties and responsibilities of Chief Executive Officer and to perform all such tasks and provide all such assistance to the successor as the Board may deem necessary and for such period within the six Month period of notice as the Board may determine to ensure an orderly handover of the Executive's duties and responsibilities to the successor.

12.7     RETURN OF COMPANY PROPERTY

         The Executive expressly covenants that he shall immediately upon the termination of the Employment deliver up to the Company all correspondence, documentation, specifications, papers, records (including for the avoidance of doubt all records held in electronic format) and all other property of the 30DC Group which may be in his possession or under his control and the Executive warrants that no copies of any such correspondence, documentation, specifications, papers, records or other property shall be retained by him.

EXECUTIVE SERVICES AGREEMENT                                        HWL EBSWORTH
--------------------------------------------------------------------------------


13.      REAPPOINTMENT
--------------------------------------------------------------------------------

13.1     REAPPOINTMENT

         Subject to clause 13.2:

         (a) at least six Months prior to the expiration of the Term, the Company and the Executive shall confer with the view to reaching agreement as to whether the Executive shall be re-appointed for a further term, and if so, on the terms for re-appointment; and

         (b) each party shall advise the other no later than four Months (or such other period as may be agreed in writing) prior to the expiration of the Term of their decision regarding re-appointment pursuant to clause 13.1(a).

13.2     FURTHER AGREEMENT

         Upon agreement in relation to re-appointment of the Executive in accordance with this clause 13:

         (a) the Executive shall enter a further agreement on termination or completion of this Agreement;

         (b) the continued service of the Executive shall be recognised under the new agreement so as to avoid any break of service; and

         (c) any accrued or pro-rata entitlements shall be carried forward into the new agreement.

14.      GRIEVANCE AND DISPUTE RESOLUTION PROCEDURE
--------------------------------------------------------------------------------

14.1     DISPUTE

         If any dispute arises out of this Agreement (DISPUTE), a party to the Agreement must not commence any court or arbitration proceedings unless the parties to the Dispute have complied with the following provisions of this clause 14, except where a party seeks urgent interlocutory relief.

14.2     NOTICE OF DISPUTE

         A party to this Agreement claiming that a Dispute has arisen out of or in relation to this Agreement must give written notice (NOTICE) to the other party to this Agreement specifying the nature of the Dispute.

14.3     DISPUTE RESOLUTION

         If the parties do not agree within seven days of receipt of the Notice (or such further period as agreed in writing by them) as to the:

         (a) dispute resolution technique (e.g. expert determination) and procedures to be adopted;

         (b)      timetable for all steps in those procedures; and

         (c) selection and compensation of the independent person required for such technique, the parties must mediate the Dispute in accordance with the mediation rules of the State of Delaware, and the mediator will be selected by the Superior Court of Delaware from the Superior Court's Mediator's List.

EXECUTIVE SERVICES AGREEMENT                                        HWL EBSWORTH
--------------------------------------------------------------------------------


15.      NOTICES
--------------------------------------------------------------------------------

         (a) A party must ensure that a notice it sends under this Agreement is in writing.

         (b) Subject to the requirements for service in any relevant legislation, a notice is deemed to be given:

                  (i)      if sent by hand, at the time of delivery;

                  (ii) if sent by facsimile transmission, at the time recorded on the transmission report;

                  (iii) if sent by e-mail, subject to the sending party receiving proof of a successful transmission, on the Business Day it is sent;

                  (iv) if the notice is sent by prepaid post, seven Business Days after posting; and

                  (v) if the notice is sent by registered mail, seven Business Days after the sender sends the notice.

         (c)      Clause 15(b)(ii) does not apply if:

                  (i) the intended recipient promptly informs the sender that the transmission was received in an incomplete or garbled form; or

                  (ii) the transmission report of the sender indicates a faulty or incomplete transmission.

         (d) If delivery or receipt is not on a Business Day or if receipt is later than 5.00 pm, local time at the place of delivery, then the notice is deemed to have been delivered and received on the next Business Day.

         (e) Subject to clause 15(g), a party must address a notice as follows:

         If to the Executive:

                   Address:            69 Ardmillan Road
                                       Moonee Ponds, Victoria 3039
                                       Australia
                   Email:              eddale@mac.com
                   Attention:          Edward Dale


         If to the Company:

                   Address:            30DC, INC.
                                       69 Ardmillan Road
                                       Moonee Ponds  VIC  3039
                                       AUSTRALIA
                   Facsimile:          +61 8 8338 4099
                   Email:              randall.ewens@corporatelogic.com.au
                   Attention:          Randall Ewens

         (f) A party must notify the other party that it has changed its address.

EXECUTIVE SERVICES AGREEMENT                                        HWL EBSWORTH
--------------------------------------------------------------------------------


         (g) A party must send a notice to the other party's last notified address.

         (h)      Despite   anything  in  this  clause  15,  a  party  does  not
                  effectively send a notice if that party knows that the intended recipient will not see the notice for the whole or a substantial part of the period in the notice.

16.      GENERAL PROVISIONS
--------------------------------------------------------------------------------

16.1     GOVERNING LAW

         This Agreement is governed by the laws of the State of Delaware, United States of America.

16.2     ENTIRE AGREEMENT

         (a) This Agreement contains the entire understanding between the parties in relation to its subject matter.

         (b) There are no express or implied conditions, warranties, promises, representations or obligations, written or oral, in relation to this Agreement other than those expressly stated in it or necessarily implied by law.

16.3     NO RELIANCE

         The Executive acknowledges that the Executive has entered into this Agreement without relying on any representation by the Company.

16.4     NO WAIVER

         (a) No failure, delay, relaxation or indulgence by a party in exercising any power or right conferred upon it under this Agreement will operate as a waiver of that power or right.

         (b) No single or partial exercise of any power or right precludes any other or future exercise of it, or the exercise of any other power or right under this Agreement.

16.5     SEVERABILITY

         If any provision of this Agreement is invalid, void or unenforceable, all other provisions which are capable of separate enforcement without regard to an invalid, void or unenforceable provision are and will continue to be of full force and effect in accordance with their terms.

16.6     BINDING NATURE

         This Agreement binds and inures for the benefit of the parties, their respective successors (including, in the case of natural persons, their legal personal representatives) and permitted assigns.

16.7     NO VARIATION

         This Agreement may not be varied except by written instrument executed by the parties.

16.8     NO ASSIGNMENT

         The Executive may not without the prior written consent of the Company assign or encumber all or any part of his rights under this Agreement or attempt or purport to allow another person to assume the Executive's obligations under this Agreement.

16.9     COUNTERPARTS

         (a) The parties may execute this Agreement in two or more counterparts.

EXECUTIVE SERVICES AGREEMENT                                        HWL EBSWORTH
--------------------------------------------------------------------------------


         (b)      The parties deem that each counterpart is an original.

         (c)      All counterparts together constitute one instrument.

16.10    EXTENT THAT THE LAW PERMITS

         The terms of this Agreement apply to the extent the law permits.

16.11    SPECIFIC PERFORMANCE

         The parties agree that:

         (a)      damages for breach of this Agreement are inadequate; and

         (b) a party is entitled to specific performance or injunctive relief or both.

16.12    CUMULATIVE RIGHTS

         A party's rights under this Agreement are in addition to the rights of the parties at law.

EXECUTIVE SERVICES AGREEMENT                                        HWL EBSWORTH
--------------------------------------------------------------------------------



                                                 SCHEDULE


ITEM 1                              June 2009
Commencement Date

ITEM 2                              The period of three years from the Commencement Date
Term

ITEM 3                              69 Ardmillan Road, Moonee Ponds, Victoria 3039 Australia
Principal Place of Work

ITEM 4                              The Executive's key areas of responsibility will include:
Key areas of responsibility
                                    1.       devoting  his time and  attention,  including  during the  Company's normal  business  hours,  to the  business and to the conduct of the affairs of the Company and the 30DC Group, as he may be directed;

                                    2.       using his best and  reasonable  efforts to promote the  interests of the  Company,  the 30DC  Group and  associated  entities  to aid the profitable operation of the Company and the 30DC Group;

                                    3.       reporting to the Board of the Company; and

                                    4.       leading  and  managing  the  day-to-day  operations  of  the  30  Day
                                             Challenge  Business,  the  Immediate  Edge  Business and the Facebook
                                             Applications Business as the Company may direct and any other related work that shall reasonably be requested by the Board

ITEM 5                              US$250,000
Salary

ITEM 6                              US$250,000 + US$                  =
Employment Cost                     US$

                                    1.       If the  revenue  of the 30DC  Group  in any  year of the  Employment
ITEM 7                                       calculated from the Commencement Date is doubled,  the Company shall
Performance bonus                            issue  to the  Executive  that  number  of  shares  in  the  Company comprising 50% of the Salary.

                                    2.       The   Executive   will be  entitled   to  participate  in any senior
                                             executive stock  option  plan  adopted by the Company on listing  on the OTC Bulletin Board.

                                    3.       The Executive  will be entitled to other such benefits and incentive payments,  as may be deemed  appropriate by the Company and the 30DC
                                             Group

EXECUTIVE SERVICES AGREEMENT                                        HWL EBSWORTH
--------------------------------------------------------------------------------



EXECUTED AS AN AGREEMENT



SIGNED for and on behalf of 30DC, INC. by   )/s/ Clinton Carey
its authorised officer:                     )...................................
                                              Director

                                              Clinton Carey
                                              ..................................
                                              (Print) Full Name



SIGNED by EDWARD WELLS DALE                 )
in the presence of:                         )



/s/ Robert John Somerville                 /s/ Edward Wells Dale
.......................................     .....................................
Signature of Witness                       Signature of EDWARD WELLS DALE

Robert John Somerville                     69 Ardmillan Road, Moonee Ponds
.......................................     .....................................
(Print) Name of Witness                    Address